UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number   811-01807

Value Line Larger Companies Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

1

Item I.  Reports to Stockholders.

 A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/13 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management	S E M I - A N N U A L R E P O R T
	7 Times Square 21st Floor	J u n e 3 0 , 2 0 1 3
New York, NY 10036-6524
DISTRIBUTOR	EULAV Securities LLC	Value Line Premier Growth Fund, Inc. The Value Line Fund, Inc. Value Line Income and Growth Fund, Inc. Value Line Larger Companies Fund, Inc.
7 Times Square 21st Floor
New York, NY 10036-6524
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
515 West Lyon Farm Drive
Greenwich, CT 06831
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

#00102360

To Our Shareholders (unaudited):

Welcome to our consolidated semi-annual report for the six months ended June 30, 2013. Enclosed in the report you will find the following funds (individually a “Fund” and collectively, the “Funds”):

●	Value Line Premier Growth Fund, Inc.
●	The Value Line Fund, Inc.
●	Value Line Income and Growth Fund, Inc.
●	Value Line Larger Companies Fund, Inc.

We encourage you to carefully review the information in this report, which includes economic observations, each of your Fund’s performance data and highlights, schedule of investments, and financial statements. The following sub sections describe the manager’s commentary for each of the individual funds.

Value Line Premier Growth Fund, Inc.

The Value Line Premier Growth Fund, Inc. (symbol: VALSX) earned a total return of 9.08% for the six-month period, versus a total return of 13.82% for the benchmark Standard & Poor’s 500 Stock Index.(1) The Fund invests primarily in “Growth” stocks, which trailed “Value” stocks during the period. In particular, the portfolio’s returns lagged in the Financial Services and Healthcare sectors.

Notwithstanding short-term ebbs and flows, the Fund has widely outpaced the S&P 500 benchmark since the current senior portfolio manager first took the reins in late 1996. Moreover, the Fund has outperformed its peers for the three-, five- and ten-year periods ending June 30, 2013, as noted by both of the leading independent mutual fund advisory services, Morningstar(2) (mid-cap growth category) and Lipper Inc.(3) (multi-cap growth category). Morningstar gives the Fund an overall Return rating of Above Average and an overall Risk rating of Below Average, an enviable combinationi. Lipper awards its top Lipper Leader rating of 5 to the Fund for overall Total Return (439 funds), overall Consistent Return (436), and overall Preservation (10,312), versus peers as of July 2013ii.

Our disciplined investment strategy has served the Fund well. First and foremost, we invest in high-quality companies with proven records of success, demonstrated by superior earnings performance and superior stock performance relative to competition over the past ten years or more. Second, we closely monitor quarterly earnings reports and relative stock price momentum of the Fund’s holdings for any signs of sub-par performance. With about 200 stocks in the portfolio, we do not become attached to any single holding and do not hesitate to sell laggards, replacing them with stocks showing superior momentum. This discipline is key to your Fund’s long-term success. Yet annual portfolio turnover has averaged a moderate 15% over the past five years, limiting trading costs.

Controlling risk is of major importance to us. Risk measures published by Morningstar show that your Fund has protected shareholders from downside volatility significantly better than the average fund in its peer group. We achieve this through maintaining a widely diversified portfolio of high-quality companies, containing representatives from nearly every industry. Only 12% of the Fund’s assets are invested in its ten largest holdings, as of June 30th. We invest across the entire range of company size, too. Current holdings are about 45% large-cap stocks, 40% mid-cap and 15% small-cap.

2

We believe our time-tested investment discipline will continue to benefit the Premier Growth Fund’s shareholders in the future.

The Value Line Fund, Inc.

The Value Line Fund, Inc. (symbol: VLIFX) earned a total return of 10.81% for the six months ending June 30, 2013. That compared with a total return of 13.82% for the benchmark index, the Standard & Poor’s 500.(1) The Fund invests primarily in “Growth” stocks, which trailed “Value” stocks during the period. In particular, the portfolio’s returns lagged in the Healthcare and Financial Services sectors. In 2009, we repositioned your Fund for improved performance. We are gratified by the results. For the three years ended June 30, 2013, the Fund earned an average annual total return of 19.25%. Compared with an average annual total return of 18.45% for the S&P 500 (1-yr 17.02%, 5-yr 0.87% & 10-yr 4.43%). For the same three year period, your Fund placed in the top quintile of its peer group, as measured by both of the leading independent mutual fund advisory services, Morningstar (mid-cap growth category-637 funds) and Lipper Inc. (multi-cap growth category-439 funds)iii. The 2009 repositioning included a broadening of Value Line Fund’s stock selection universe to encompass the 1,200 or so stocks in the top three Ranks of the Value Line Timeliness Ranking System. This has allowed greater diversification of the portfolio, which reduces exposure to any single economic sector. It has also resulted in decreased turnover of portfolio holdings, which lowers trading costs. At the same time, we handed the reins to our senior portfolio manager who has demonstrated widely recognized success managing other equity portfolios in our fund family for over twenty years.

The Fund’s expanded stock selection criteria allow us to implement our disciplined investment strategy to full advantage. We invest in proven winners---those companies that have established ten-year records of superior relative earnings growth and stock price growth. We also look for companies demonstrating strong short-term, quarter-to-quarter, relative earnings momentum and stock price momentum. If a holding later falters on these measures, we do not hesitate to replace it with a stock showing superior strength.

The Fund invests in companies of all sizes. Its approximately 150 holdings are well-diversified in that respect, currently comprised of about 40% large-capitalization companies, 40% mid-cap and 20% small-cap. In addition, the portfolio is widely diversified across many industries. Moreover, only about 15% of assets are invested in the Value Line Fund’s top ten holdings.

We will continue to maintain our time-tested investment discipline for this Fund.

Value Line Income and Growth Fund, Inc.

The Value Line Income and Growth Fund, Inc. (symbol: VALIX) had a total return of 8.05% for the first six months of 2013. This compares to a total return of 7.32% for the blended index of 60% Standard & Poor’s 500 stock Index(1) and 40% Barclay’s Capital US Aggregate Bond Index(4) for the same period. The Fund’s asset allocation at the end of June had a weighting of 71% in stocks and bonds convertible into common stock, 23% in fixed income and 6% in cash.

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Prospects of a slow but steady economic recovery were boosted by continued improvement in the housing sector and US employment over the first six months of the year. While global macro-economic events caused periods of uncertainty, stocks ended the period with solid gains. The role of the Federal Reserve and its commitment to its Quantitative Easing program that supplies liquidity to the financial markets will be hotly contested going forward and will likely add volatility to share prices for the remainder of the year and beyond.

The Fund benefited by having an asset allocation that underweighted fixed income securities and over-weighted equities versus its benchmark during the period. In its stock allocation, the Fund benefited from good stock selection in the consumer staples, financials, healthcare, technology, and utility sectors. An underweighted position in technology also benefited the Fund. Detracting from the Fund’s performance in the period was stock selection in the energy and materials sectors. At the end of June, the Fund was over-weighted in industrials, utilities (where many stocks with higher dividend yields reside) and financials while being underweighted in energy, consumer discretionary, and healthcare sectors. We continue to emphasize stocks with healthy and growing dividend yields selling at reasonable valuation levels in our investment process.

In our fixed income investments for this Fund, we continue to believe that bonds are less attractive than stocks and continue to underweight them at this time. We believe improving economic conditions will send fixed income prices lower while stocks will benefit from higher earnings and cash flow. Going forward, we will be mindful of the possibility of another economic slowdown and its potential effects on both stocks and bonds and continue to emphasize opportunities that afford reasonable valuation levels, healthy balance sheets, income generation and positive cash flows.

The current environment is especially conducive to a well-diversified balanced approach to investing. Our goal in this Fund is to preserve capital in the short term while generating solid total returns (income plus capital appreciation) in the longer term across economic cycles.

Value Line Larger Companies Fund, Inc.

The Value Line Larger Companies Fund, Inc. (symbol: VALLX) had a total return of 9.10% for the first six months of 2013 which compares to a total return of 13.82% for the Standard & Poor’s 500 stock Index(1) and 11.80% for the Russell 1000 Growth Index.(5)

Results in the Fund for the first six months of the year benefited from good stock selection in the healthcare and consumer staples sectors. An underweighted position in the energy sector and an over weighted position in consumer discretionary sector also benefited the Fund. However, an underweighted position in the financial services sector detracted from the Fund’s performance for the period as did over-weighted positions in technology and materials. Stock selection in the technology and materials sectors also detracted from the Fund’s results as those stocks underperformed the overall market for the period.

In this Fund, we continue to emphasize larger-capitalized stocks that generally are ranked in the higher categories of 1, 2 or 3 in the Value Line Timeliness Ranking System. The Fund ended the period with over-weighted positions in the consumer discretionary, technology, materials, and healthcare sectors, while being underweighted in the financials, consumer staples and energy sectors.

4

Our goal continues to be to generate solid returns through capital growth across economic cycles.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

/s/ Stephen Grant
Stephen Grant
Portfolio Manager of The Value Line Premier Growth Fund and The Value Line Fund

/s/ Mark Spellman
Mark Spellman
Portfolio Manager of The Value Line Income and Growth Fund and The Value Line Larger Companies Fund

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objectives, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our fund’s prospectus can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

(1)
The S&P 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

5

(2)
The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five-, and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year rating / 40% three-year rating. At least 10 years uses 50% ten-year rating / 30% five-year rating / 20% three-year rating.

i Morningstar Risk: 3-yr Low, 5-Yr & 10-yr Below Avg. Morningstar Return: 3-yr & 10-yr Above Avg, 5-yr Average.

ii Total Return 3-yr 5/439, 5-yr 4/383, 10-yr 5/250; Consistent Return 3-yr 5/436, 5-yr 5/380, 10-yr 5/247.

Preservation 3-yr 5/10312, 5-yr 5/8800, 10-yr 4/5073.

iii1-yr 315/508 funds, 5-yr 363/383,10-yr 244/250.

(3)
Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that truly stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation, and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year, and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year, and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4; the middle 20% are rated 3; the next 20% are rated 2, and the lowest 20% are rated 1.

(4)
The Barclay’s Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through’s), ABS, and CMBS.

(5)	The Russell 1000 Index is representative of the large-cap segment of the U.S. equity market.

6

Economic Highlights (unaudited):

The S&P 500 Index continued its upward climb in 2013 returning 13.82 % for the six months ended June 30, 2013. The equity market found support from a significantly stronger real estate market and a modest drop in the national unemployment rate from 2012 levels.

The U.S. economy grew modestly in the second quarter.  Real GDP rose 1.7%, constrained by tax hikes and defense spending cuts.  Consumer spending, the largest component of GDP, was quite modest despite a rebound in personal income of 4.1%.  The personal savings rate rose to 4.5%, suggesting that the consumer may have some financial cushion to increase spending going forward.  Some strength in business investment indicates that a 3% growth rate in the U.S. is possible later in 2013. However, sequestration is expected to continue to remain a bit of a headwind for the economy in the third quarter.

Recent jobs gains also raise hopes for a stronger economy in the second half of 2013.  U.S. employers added 195,000 jobs in June and hiring was more robust in the two previous months than had been previously estimated. The three-month stretch, April through June, delivered the best jobs numbers since early 2012. The unemployment rate stayed at 7.6% despite an influx of additional people starting to look for work.

Despite this improvement in job creation, it has not been enough for the Fed to alter its economic stimulus policy of keeping short term interest rates at extremely low levels. While the Fed has indicated a willingness to slow its monthly bond buying program, it is clear that any tapering of this program remains data dependent.

Inflationary pressures have remained modest this year despite a growing economy.  The Consumer Price Index rose 0.5% in June on a seasonally adjusted basis. Much of the monthly rise was due to increased gasoline prices. Over the last 12 months the all items index increased 1.8%. While advances in the indexes for shelter, medical care, and apparel accounted for most of the rise, limited wage growth was a partial offset and contributed to the relatively benign inflationary environment.

7

FUND EXPENSES (unaudited):

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 through June 30, 2013).

Actual Expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/13	Ending account value 6/30/13	Expenses paid during period 1/1/13 thru 6/30/13*
Actual
Value Line Premier Growth Fund, Inc.	$1,000.00	$1,090.85	$6.35
The Value Line Fund, Inc.	1,000.00	1,108.11	5.34
Value Line Income and Growth Fund, Inc.	1,000.00	1,080.54	5.67
Value Line Larger Companies, Fund, Inc.	1,000.00	1,091.00	5.16
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc.	1,000.00	1,018.72	6.13
The Value Line Fund, Inc.	1,000.00	1,019.72	5.12
Value Line Income and Growth Fund, Inc.	1,000.00	1,019.35	5.50
Value Line Larger Companies, Fund, Inc.	1,000.00	1,019.86	4.99

*
Expenses are equal to the Funds’ annualized expense ratio of 1.22%, 1.02%, 1.10%, and 1.00%, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

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Value Line Premier Growth Fund, Inc.
Portfolio Highlights at June 30, 2013 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
MasterCard, Inc. Class A	10,600	$6,089,700	1.7%
Companhia de Bebidas das Americas ADR	130,000	4,855,500	1.3%
Roper Industries, Inc.	36,000	4,471,920	1.2%
ANSYS, Inc.	60,000	4,386,000	1.2%
Alexion Pharmaceuticals, Inc.	47,000	4,335,280	1.2%
Stericycle, Inc.	37,600	4,152,168	1.1%
AMETEK, Inc.	96,750	4,092,525	1.1%
Precision Castparts Corp.	17,800	4,022,978	1.1%
FMC Technologies, Inc.	70,000	3,897,600	1.1%
Union Pacific Corp.	25,000	3,857,000	1.1%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.
9

The Value Line Fund, Inc.
Portfolio Highlights at June 30, 2013 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
TJX Companies, Inc. (The)	44,000	$2,202,640	2.0%
Rollins, Inc.	79,600	2,061,640	1.8%
Yum! Brands, Inc.	24,800	1,719,632	1.5%
AutoZone, Inc.	4,000	1,694,760	1.5%
Church & Dwight Co., Inc.	26,000	1,604,460	1.4%
AMETEK, Inc.	36,750	1,554,525	1.4%
Roper Industries, Inc.	12,400	1,540,328	1.4%
McDonald’s Corp.	15,300	1,514,700	1.3%
Alliance Data Systems Corp.	8,300	1,502,549	1.3%
Express Scripts Holding Co.	24,340	1,501,534	1.3%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.
10

Value Line Income and Growth Fund, Inc.
Portfolio Highlights at June 30, 2013 (unaudited)

Ten Largest Holdings

Issue	Shares/Principal Amount	Value	Percentage of Net Assets
Google, Inc. Class A	4,000	$3,521,480	1.1%
Johnson & Johnson	37,000	3,176,820	1.0%
Intel Corp.	129,000	3,124,380	1.0%
Procter & Gamble Co. (The)	40,000	3,079,600	1.0%
Exxon Mobil Corp.	34,000	3,071,900	1.0%
U.S. Treasury Notes, 1.00%, 9/30/16	$3,000,000	3,020,391	1.0%
U.S. Treasury Notes, 0.50%, 10/15/14	$3,000,000	3,010,782	1.0%
JPMorgan Chase & Co.	57,000	3,009,030	1.0%
Microsoft Corp.	87,000	3,004,110	1.0%
U.S. Treasury Notes, 3.63%, 2/15/20	$2,650,000	2,956,200	1.0%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.
11

Value Line Larger Companies Fund, Inc.
Portfolio Highlights at June 30, 2013 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
Google, Inc. Class A	3,700	$3,257,369	1.7%
Union Pacific Corp.	20,000	3,085,600	1.7%
Actavis, Inc.	24,000	3,029,280	1.6%
Starbucks Corp.	44,000	2,881,560	1.5%
Visa, Inc. Class A	15,000	2,741,250	1.5%
Precision Castparts Corp.	12,000	2,712,120	1.5%
DIRECTV	44,000	2,711,280	1.5%
Viacom, Inc. Class B	39,000	2,653,950	1.4%
Costco Wholesale Corp.	24,000	2,653,680	1.4%
Apple, Inc.	6,500	2,574,520	1.4%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.
12

Value Line Premier Growth Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2013

Shares		Value
COMMON STOCKS (98.5%)

	CONSUMER DISCRETIONARY (11.2%)
8,400	AutoZone, Inc. *	$3,558,996
28,000	BorgWarner, Inc. *	2,412,200
40,000	Brinker International, Inc.	1,577,200
10,500	Buckle, Inc. (The) (1)	546,210
37,000	Darden Restaurants, Inc.	1,867,760
30,000	Dick’s Sporting Goods, Inc.	1,501,800
34,000	Domino’s Pizza, Inc.	1,977,100
23,000	Genuine Parts Co.	1,795,610
15,200	Gildan Activewear, Inc.	615,752
3,600	HSN, Inc.	193,392
27,000	Johnson Controls, Inc.	966,330
8,600	Life Time Fitness, Inc. *	430,946
112,000	LKQ Corp. *	2,884,000
24,000	McDonald’s Corp.	2,376,000
49,000	NIKE, Inc. Class B	3,120,320
18,000	O’Reilly Automotive, Inc. *	2,027,160
13,000	Penn National Gaming, Inc. *	687,180
12,828	PVH Corp.	1,604,141
10,000	Signet Jewelers Ltd.	674,300
40,000	Starbucks Corp.	2,619,600
68,600	TJX Companies, Inc. (The)	3,434,116
5,400	VF Corp.	1,042,524
36,000	Yum! Brands, Inc.	2,496,240
		40,408,877

	CONSUMER STAPLES (10.4%)
71,000	BRF S.A. ADR (1)	1,541,410
17,000	British American Tobacco PLC ADR (1)	1,749,980
21,300	Brown-Forman Corp. Class B	1,438,815
24,000	Bunge Ltd.	1,698,480
48,400	Church & Dwight Co., Inc.	2,986,764
16,800	Coca-Cola Femsa, SAB de C.V. ADR (1)	2,356,872
130,000	Companhia de Bebidas das Americas ADR	4,855,500
14,000	Costco Wholesale Corp.	1,547,980
23,400	Energizer Holdings, Inc.	2,351,934
89,813	Flowers Foods, Inc.	1,980,366
20,000	Fomento Economico Mexicano SAB de C.V. ADR	2,063,800
64,000	General Mills, Inc.	3,105,920
23,000	Green Mountain Coffee Roasters, Inc. * (1)	1,726,380

Shares		Value
32,000	Harris Teeter Supermarkets, Inc.	$1,499,520
43,000	Hormel Foods Corp.	1,658,940
29,000	PepsiCo, Inc.	2,371,910
22,000	Reynolds American, Inc.	1,064,140
29,000	Whole Foods Market, Inc.	1,492,920
		37,491,631

	ENERGY (4.9%)
12,000	Cameron International Corp. *	733,920
8,600	CNOOC Ltd. ADR (1)	1,440,328
14,600	Core Laboratories N.V.	2,214,236
17,000	Enbridge, Inc.	715,190
24,000	EQT Corp.	1,904,880
70,000	FMC Technologies, Inc. *	3,897,600
51,400	Noble Energy, Inc.	3,086,056
6,000	Oceaneering International, Inc.	433,200
5,000	Oil States International, Inc. *	463,200
5,346	Pioneer Natural Resources Co.	773,834
8,000	Tenaris S.A. ADR (1)	322,160
26,000	TransCanada Corp. (1)	1,120,860
24,000	Ultrapar Participacoes S.A. ADR	574,560
		17,680,024

	FINANCIALS (11.5%)
8,000	ACE Ltd.	715,840
21,000	Affiliated Managers Group, Inc. *	3,442,740
20,600	AFLAC, Inc.	1,197,272
300	Alleghany Corp. *	114,993
36,000	American Tower Corp. REIT	2,634,120
45,000	Arch Capital Group Ltd. *	2,313,450
8,316	Banco de Chile ADR (1)	724,157
30,000	Bancolombia S.A. ADR	1,695,000
13,300	Bank of Montreal (1)	771,799
22,100	Bank of Nova Scotia (1)	1,183,455
7,700	BlackRock, Inc.	1,977,745
16,000	BRE Properties, Inc. REIT	800,320
11,400	Camden Property Trust REIT	788,196
8,200	Canadian Imperial Bank of Commerce (1)	582,036
27,000	Digital Realty Trust, Inc. (1)	1,647,000
11,600	Equity Lifestyle Properties, Inc. REIT	911,644
9,400	Essex Property Trust, Inc. REIT	1,493,848
17,000	HCP, Inc. REIT	772,480

See Notes to Financial Statements.
13

Schedule of Investments (unaudited)

Shares		Value
75,500	HDFC Bank Ltd. ADR	$2,736,120
78,513	Itau Unibanco Holding S.A. ADR	1,014,388
22,000	M&T Bank Corp. (1)	2,458,500
10,000	PartnerRe Ltd.	905,600
9,000	Portfolio Recovery Associates, Inc. *	1,382,670
30,000	ProAssurance Corp.	1,564,800
21,500	Prudential Financial, Inc.	1,570,145
26,000	Royal Bank of Canada	1,516,060
17,000	Stifel Financial Corp. *	606,390
21,000	T. Rowe Price Group, Inc.	1,536,150
8,000	Taubman Centers, Inc. REIT	601,200
7,400	Toronto-Dominion Bank (The)	594,738
30,000	Wells Fargo & Co.	1,238,100
		41,490,956

	HEALTH CARE (12.4%)
47,000	Alexion Pharmaceuticals, Inc. *	4,335,280
17,200	Allergan, Inc.	1,448,928
16,000	Bayer AG ADR (1)	1,706,720
14,500	Becton, Dickinson & Co.	1,433,035
2,000	Bio-Rad Laboratories, Inc. Class A *	224,400
14,800	Bio-Reference Laboratories, Inc. * (1)	425,500
17,000	C.R. Bard, Inc.	1,847,560
56,000	Catamaran Corp. *	2,728,320
34,000	Cerner Corp. *	3,267,060
6,200	Cooper Cos., Inc. (The)	738,110
6,000	DaVita HealthCare Partners, Inc. *	724,800
6,000	DENTSPLY International, Inc.	245,760
26,000	Edwards Lifesciences Corp. *	1,747,200
46,000	Express Scripts Holding Co. *	2,837,740
34,800	Fresenius Medical Care AG & Co. KGaA ADR (1)	1,227,396
38,800	Henry Schein, Inc. *	3,715,100
38,600	HMS Holdings Corp. *	899,380
24,000	IDEXX Laboratories, Inc. *	2,154,720
5,000	Intuitive Surgical, Inc. *	2,532,900
7,000	McKesson Corp.	801,500
13,400	Mettler-Toledo International, Inc. *	2,696,080
4,700	MWI Veterinary Supply, Inc. *	579,228
17,800	Novo Nordisk A/S ADR	2,758,466

Shares		Value
23,000	Teva Pharmaceutical Industries Ltd. ADR	$901,600
27,000	Thermo Fisher Scientific, Inc.	2,285,010
7,000	WellPoint, Inc.	572,880
		44,834,673

	INDUSTRIALS (26.6%)
85,000	ABB Ltd. ADR *	1,841,100
25,300	Acuity Brands, Inc.	1,910,656
96,750	AMETEK, Inc.	4,092,525
39,200	AZZ, Inc.	1,511,552
15,000	C.H. Robinson Worldwide, Inc.	844,650
29,900	Canadian National Railway Co.	2,908,373
31,000	Chicago Bridge & Iron Co. N.V.	1,849,460
35,000	CLARCOR, Inc.	1,827,350
10,000	Clean Harbors, Inc. *	505,300
53,000	Danaher Corp.	3,354,900
56,000	Donaldson Co., Inc.	1,996,960
45,200	Eaton Corp. PLC	2,974,612
30,000	EnerSys	1,471,200
14,800	Equifax, Inc.	872,164
18,000	Esterline Technologies Corp. *	1,301,220
30,000	Fastenal Co.	1,375,500
15,000	FedEx Corp.	1,478,700
12,000	Flowserve Corp.	648,120
13,000	General Dynamics Corp.	1,018,290
6,000	Graco, Inc.	379,260
23,250	HEICO Corp.	1,171,103
47,850	IDEX Corp.	2,574,808
16,600	IHS, Inc. Class A *	1,732,708
31,776	Iron Mountain, Inc.	845,559
33,000	J.B. Hunt Transport Services, Inc.	2,383,920
21,000	Kansas City Southern	2,225,160
36,000	Kirby Corp. *	2,863,440
5,000	L-3 Communications Holdings, Inc.	428,700
4,100	Latam Airlines Group S.A. ADR (1)	69,249
26,000	Lincoln Electric Holdings, Inc.	1,489,020
20,000	Norfolk Southern Corp.	1,453,000
33,000	Parker Hannifin Corp.	3,148,200
17,800	Precision Castparts Corp.	4,022,978
66,500	Republic Services, Inc.	2,257,010
3,000	Rockwell Automation, Inc.	249,420

See Notes to Financial Statements.
14

June 30, 2013

Shares		Value
11,000	Rockwell Collins, Inc.	$697,510
54,000	Rollins, Inc.	1,398,600
36,000	Roper Industries, Inc.	4,471,920
50,700	Rush Enterprises, Inc. Class A *	1,254,825
2,000	Snap-on, Inc.	178,760
37,600	Stericycle, Inc. *	4,152,168
17,000	Teledyne Technologies, Inc. *	1,314,950
66,000	Toro Co. (The)	2,997,060
16,700	Towers Watson & Co. Class A	1,368,398
25,000	Union Pacific Corp.	3,857,000
31,000	United Technologies Corp.	2,881,140
10,700	Valmont Industries, Inc.	1,531,063
12,600	W.W. Grainger, Inc.	3,177,468
42,800	Wabtec Corp.	2,286,804
66,200	Waste Connections, Inc.	2,723,468
24,000	Woodward Inc.	960,000
		96,327,301

	INFORMATION TECHNOLOGY (8.8%)
25,000	Accenture PLC Class A	1,799,000
19,400	Alliance Data Systems Corp. *	3,511,982
30,800	Amphenol Corp. Class A	2,400,552
9,700	Anixter International, Inc. *	735,357
60,000	ANSYS, Inc. *	4,386,000
42,000	Cognizant Technology Solutions Corp. Class A *	2,629,620
16,000	Equinix, Inc. *	2,955,520
10,600	MasterCard, Inc. Class A	6,089,700
32,000	MICROS Systems, Inc. * (1)	1,380,800
3,000	NCR Corp. *	98,970
80,000	Salesforce.com, Inc. *	3,054,400
56,000	Trimble Navigation Ltd. *	1,456,560
20,300	WEX, Inc. *	1,557,010
		32,055,471

	MATERIALS (8.7%)
16,000	Agrium, Inc. (1)	1,391,360
15,000	Air Products & Chemicals, Inc.	1,373,550
8,000	Airgas, Inc.	763,680
3,600	Albemarle Corp.	224,244
30,700	AptarGroup, Inc.	1,694,947
20,000	Ball Corp.	830,800
14,000	BASF SE ADR	1,252,860
4,000	CF Industries Holdings, Inc.	686,000
4,000	Compass Minerals International, Inc.	338,120

Shares		Value
29,000	Crown Holdings, Inc. *	$1,192,770
14,200	Cytec Industries, Inc.	1,040,150
43,000	Ecolab, Inc.	3,663,170
24,000	FMC Corp.	1,465,440
8,100	NewMarket Corp. (1)	2,126,736
31,000	Praxair, Inc.	3,569,960
24,000	Rockwood Holdings, Inc.	1,536,720
20,200	Scotts Miracle-Gro Co. (The) Class A (1)	975,862
8,000	Sherwin-Williams Co. (The)	1,412,800
30,000	Sigma-Aldrich Corp.	2,410,800
12,800	Syngenta AG ADR	996,608
39,000	Valspar Corp. (The)	2,522,130
		31,468,707

	TELECOMMUNICATION SERVICES (1.7%)
40,000	Crown Castle International Corp. *	2,895,600
43,000	SBA Communications Corp. Class A *	3,187,160
		6,082,760

	UTILITIES (2.3%)
165,600	Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	1,723,896
20,000	ITC Holdings Corp.	1,826,000
32,000	ONEOK, Inc.	1,321,920
52,000	Questar Corp.	1,240,200
14,000	Sempra Energy	1,144,640
26,800	Wisconsin Energy Corp.	1,098,532
		8,355,188
	TOTAL COMMON STOCKS (Cost $189,196,642) (98.5%)	356,195,588

Principal
Amount		Value
SHORT-TERM INVESTMENTS (7.7%)
	REPURCHASE AGREEMENTS (1.2%)
$4,300,000	With Morgan Stanley, 0.01%, dated 06/28/13, due 07/01/13, delivery value $4,300,004 (collateralized by $4,355,000 U.S. Treasury Notes 1.000% due 08/31/16, with a value of $4,402,899)	4,300,000

See Notes to Financial Statements.
15

Schedule of Investments (unaudited)

Principal
Amount		Value
	JOINT REPURCHASE AGREEMENTS (Investments of Cash Collateral for Securities on Loan) (6.5%)
$6,949,705	Joint Repurchase Agreement with Morgan Stanley, 0.12%, dated 06/28/13, due 07/01/13, delivery value $6,949,775 (collateralized by $7,030,600 U.S. Treasury Notes 1.250% - 1.500% due 02/15/14 - 08/31/18, with a value of $7,088,709)	$6,949,705
8,617,635	Joint Repurchase Agreement with Barclays, 0.10%, dated 06/28/13, due 07/01/13, delivery value $8,617,707 (collateralized by $8,879,527 U.S. Treasury Inflation Indexed Notes 0.125% due 07/15/22, with a value of $8,789,996)	8,617,635
8,061,658	Joint Repurchase Agreement with Credit Suisse First Boston, 0.10%, dated 06/28/13, due 07/01/13, delivery value $8,061,725 (collateralized by $8,361,886 U.S. Treasury Notes 1.000% due 05/31/18, with a value of $8,223,873)	8,061,658
	TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $23,628,998) (6.5%)	23,628,998
	TOTAL SHORT-TERM INVESTMENTS (Cost $27,928,998) (7.7%)	27,928,998
	TOTAL INVESTMENT SECURITIES (106.2%) (Cost $217,125,640)	384,124,586

Principal Amount	Value
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-6.2%)	$(22,401,074)
NET ASSETS (100%)	$361,723,512
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($361,723,512 ÷ 11,497,451 shares outstanding)	$31.46

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of June 30, 2013, the market value of the securities on loan was $23,307,778.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.
16

The Value Line Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2013

Shares		Value
COMMON STOCKS (98.3%)

	CONSUMER DISCRETIONARY (15.6%)
4,000	AutoZone, Inc. *	$1,694,760
6,800	BorgWarner, Inc. *	585,820
22,400	Brinker International, Inc.	883,232
6,000	Buckle, Inc. (The) (1)	312,120
7,600	Buffalo Wild Wings, Inc. *	746,016
17,500	Darden Restaurants, Inc.	883,400
1,700	Deckers Outdoor Corp. * (1)	85,867
9,000	Dick’s Sporting Goods, Inc.	450,540
11,000	Domino’s Pizza, Inc.	639,650
7,300	Genuine Parts Co.	569,911
8,700	Gildan Activewear, Inc.	352,437
33,000	LKQ Corp. *	849,750
15,300	McDonald’s Corp.	1,514,700
14,000	NIKE, Inc. Class B	891,520
3,200	O’Reilly Automotive, Inc. *	360,384
4,600	Panera Bread Co. Class A *	855,324
10,400	Penn National Gaming, Inc. *	549,744
9,300	Starbucks Corp.	609,057
44,000	TJX Companies, Inc. (The)	2,202,640
2,600	VF Corp.	501,956
7,000	Wolverine World Wide, Inc.	382,270
24,800	Yum! Brands, Inc.	1,719,632
		17,640,730

	CONSUMER STAPLES (11.5%)
3,100	Boston Beer Co., Inc. (The) Class A * (1)	528,984
4,900	British American Tobacco PLC ADR (1)	504,406
4,000	Bunge Ltd.	283,080
11,400	Casey’s General Stores, Inc.	685,824
26,000	Church & Dwight Co., Inc.	1,604,460
7,000	Costco Wholesale Corp.	773,990
7,500	Energizer Holdings, Inc.	753,825
40,500	Flowers Foods, Inc.	893,025
21,000	General Mills, Inc.	1,019,130
8,000	Harris Teeter Supermarkets, Inc.	374,880
4,400	Herbalife Ltd. (1)	198,616
33,000	Hormel Foods Corp.	1,273,140
15,700	Ingredion, Inc.	1,030,234
18,100	J&J Snack Foods Corp.	1,408,180
9,000	PepsiCo, Inc.	736,110
6,000	Reynolds American, Inc.	290,220
12,000	Whole Foods Market, Inc.	617,760
		12,975,864

Shares		Value
	ENERGY (2.4%)
2,000	Core Laboratories N.V.	$303,320
14,000	Enbridge, Inc.	588,980
8,000	EQT Corp.	634,960
5,600	FMC Technologies, Inc. *	311,808
13,400	Noble Energy, Inc.	804,536
		2,643,604

	FINANCIALS (6.7%)
8,000	Affiliated Managers Group, Inc. *	1,311,520
20,000	AFLAC, Inc.	1,162,400
9,000	American Tower Corp. REIT	658,530
2,000	Axis Capital Holdings Ltd.	91,560
12,000	Bank of Montreal	696,360
3,000	BlackRock, Inc.	770,550
2,300	Camden Property Trust REIT	159,022
6,300	M&T Bank Corp.	704,025
2,000	PartnerRe Ltd.	181,120
5,000	Prudential Financial, Inc.	365,150
8,000	Royal Bank of Canada	466,480
6,900	Stifel Financial Corp. *	246,123
10,000	T. Rowe Price Group, Inc.	731,500
		7,544,340

	HEALTH CARE (13.2%)
12,600	Alexion Pharmaceuticals, Inc. *	1,162,224
9,600	Allergan, Inc.	808,704
5,800	C.R. Bard, Inc.	630,344
13,740	Catamaran Corp. *	669,413
12,200	Cerner Corp. *	1,172,298
3,000	DaVita HealthCare Partners, Inc. *	362,400
3,000	DENTSPLY International, Inc.	122,880
22,000	Edwards Lifesciences Corp. *	1,478,400
24,340	Express Scripts Holding Co. *	1,501,534
12,700	Henry Schein, Inc. *	1,216,025
5,400	IDEXX Laboratories, Inc. *	484,812
1,000	Intuitive Surgical, Inc. *	506,580
1,800	McKesson Corp.	206,100
8,400	Mednax, Inc. *	769,272
4,700	Mettler-Toledo International, Inc. *	945,640
9,100	Novo Nordisk A/S ADR	1,410,227
14,000	Teva Pharmaceutical Industries Ltd. ADR	548,800
10,200	Thermo Fisher Scientific, Inc.	863,226
		14,858,879
See Notes to Financial Statements.
17

Schedule of Investments (unaudited)

Shares		Value
	INDUSTRIALS (26.0%)
2,800	Acuity Brands, Inc.	$211,456
36,750	AMETEK, Inc.	1,554,525
11,100	Canadian National Railway Co.	1,079,697
800	Canadian Pacific Railway Ltd.	97,104
10,000	Chicago Bridge & Iron Co. N.V.	596,600
15,000	CLARCOR, Inc.	783,150
6,000	Clean Harbors, Inc. *	303,180
20,700	Danaher Corp.	1,310,310
31,000	Donaldson Co., Inc.	1,105,460
5,000	Eaton Corp. PLC	329,050
3,800	Equifax, Inc.	223,934
2,400	Esterline Technologies Corp. *	173,496
8,000	Fastenal Co.	366,800
7,000	FedEx Corp.	690,060
7,300	Graco, Inc.	461,433
11,187	HEICO Corp.	563,489
15,000	IDEX Corp.	807,150
6,200	IHS, Inc. Class A *	647,156
5,850	ITT Corp.	172,049
6,800	J.B. Hunt Transport Services, Inc.	491,232
10,000	Kansas City Southern	1,059,600
15,700	Kirby Corp. *	1,248,778
5,400	L-3 Communications Holdings, Inc.	462,996
2,000	Lincoln Electric Holdings, Inc.	114,540
2,300	Middleby Corp. (The) *	391,207
9,200	Parker Hannifin Corp.	877,680
6,200	Precision Castparts Corp.	1,401,262
16,000	Republic Services, Inc.	543,040
79,600	Rollins, Inc.	2,061,640
12,400	Roper Industries, Inc.	1,540,328
12,000	Stericycle, Inc. *	1,325,160
13,600	Toro Co. (The)	617,576
8,800	Union Pacific Corp.	1,357,664
11,400	United Technologies Corp.	1,059,516
5,600	Valmont Industries, Inc.	801,304
4,900	W.W. Grainger, Inc.	1,235,682
4,000	Wabtec Corp.	213,720
25,300	Waste Connections, Inc.	1,040,842
		29,319,866

Shares		Value
	INFORMATION TECHNOLOGY (9.3%)
19,600	Accenture PLC Class A	$1,410,416
8,300	Alliance Data Systems Corp. * (1)	1,502,549
7,000	Amphenol Corp. Class A	545,580
3,700	Anixter International, Inc. *	280,497
13,500	ANSYS, Inc. *	986,850
16,000	Cognizant Technology Solutions Corp. Class A *	1,001,760
5,400	Equinix, Inc. *	997,488
2,000	Fiserv, Inc. *	174,820
2,300	MasterCard, Inc. Class A	1,321,350
6,400	MICROS Systems, Inc. * (1)	276,160
8,800	Open Text Corp. (1)	602,536
24,000	Salesforce.com, Inc. *	916,320
6,100	WEX, Inc. *	467,870
		10,484,196

	MATERIALS (10.6%)
3,000	Airgas, Inc.	286,380
14,000	Ball Corp.	581,560
4,200	CF Industries Holdings, Inc.	720,300
28,000	Crown Holdings, Inc. *	1,151,640
4,600	Cytec Industries, Inc.	336,950
12,000	Ecolab, Inc.	1,022,280
23,400	FMC Corp.	1,428,804
2,300	NewMarket Corp. (1)	603,888
10,000	Packaging Corp. of America	489,600
11,300	Praxair, Inc.	1,301,308
12,000	Scotts Miracle-Gro Co. (The) Class A (1)	579,720
3,000	Sherwin-Williams Co. (The)	529,800
11,400	Sigma-Aldrich Corp.	916,104
25,900	Silgan Holdings, Inc.	1,216,264
12,400	Valspar Corp. (The)	801,908
		11,966,506

	TELECOMMUNICATION SERVICES (0.8%)
13,000	Crown Castle International Corp. *	941,070

	UTILITIES (2.2%)
10,000	ITC Holdings Corp.	913,000
15,000	ONEOK, Inc.	619,650
23,000	Questar Corp.	548,550
10,900	Wisconsin Energy Corp.	446,791
		2,527,991

	TOTAL COMMON STOCKS (Cost $68,518,704) (98.3%)	110,903,046

See Notes to Financial Statements.
18

June 30, 2013

Principal Amount		Value
SHORT-TERM INVESTMENTS (4.1%)
	JOINT REPURCHASE AGREEMENTS (Investments of Cash Collateral for Securities on Loan) (4.1%)
$1,371,975	Joint Repurchase Agreement with Morgan Stanley, 0.12%, dated 06/28/13, due 07/01/13, delivery value $1,371,989 (collateralized by $1,387,945 U.S. Treasury Notes 1.250% - 1.500% due 02/15/14 - 08/31/18, with a value of $1,399,417)	$1,371,975
1,701,250	Joint Repurchase Agreement with Barclays, 0.10%, dated 06/28/13, due 07/01/13, delivery value $1,701,264 (collateralized by $1,752,951 U.S. Treasury Inflation Indexed Notes 0.125% due 07/15/22, with a value of $1,735,276)	1,701,250
1,591,492	Joint Repurchase Agreement with Credit Suisse First Boston, 0.10%, dated 06/28/13, due 07/01/13, delivery value $1,591,505 (collateralized by $1,650,761 U.S. Treasury Notes 1.000% due 05/31/18, with a value of $1,623,515)	1,591,492
	TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $4,664,717) (4.1%)	4,664,717
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,664,717) (4.1%)	4,664,717
	TOTAL INVESTMENT SECURITIES (102.4%) (Cost $73,183,421)	$115,567,763

Principal Amount	Value
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.4%)	$(2,729,546)
NET ASSETS (100%)	$112,838,217
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($112,838,217 ÷ 9,825,262 shares outstanding)	$11.48

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of June 30, 2013, the market value of the securities on loan was $4,597,541.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.
19

Value Line Income and Growth Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2013

Shares		Value
COMMON STOCKS (64.7%)

	CONSUMER DISCRETIONARY (6.9%)
26,000	Brinker International, Inc. (1)	$1,025,180
41,000	Comcast Corp. Class A	1,626,470
31,000	DIRECTV *	1,910,220
14,000	Genuine Parts Co.	1,092,980
14,000	Home Depot, Inc.	1,084,580
30,000	Las Vegas Sands Corp.	1,587,900
40,000	Lowe’s Cos., Inc.	1,636,000
29,000	McDonald’s Corp.	2,871,000
135,000	Staples, Inc.	2,141,100
23,000	Target Corp.	1,583,780
13,000	Time Warner Cable, Inc.	1,462,240
33,000	TJX Companies, Inc. (The)	1,651,980
25,000	Walt Disney Co. (The)	1,578,750
		21,252,180

	CONSUMER STAPLES (7.2%)
32,000	Coca-Cola Co. (The)	1,283,520
30,000	ConAgra Foods, Inc.	1,047,900
22,000	CVS Caremark Corp.	1,257,960
25,000	Dr. Pepper Snapple Group, Inc.	1,148,250
51,000	General Mills, Inc.	2,475,030
26,000	Hormel Foods Corp.	1,003,080
15,000	Ingredion, Inc.	984,300
46,000	Kroger Co. (The)	1,588,840
27,000	PepsiCo, Inc.	2,208,330
40,000	Procter & Gamble Co. (The)	3,079,600
88,000	Safeway, Inc.	2,082,080
28,000	Wal-Mart Stores, Inc.	2,085,720
40,000	Walgreen Co.	1,768,000
		22,012,610

	ENERGY (6.3%)
38,000	Boardwalk Pipeline Partners L.P.	1,147,600
20,000	Chevron Corp.	2,366,800
28,000	ConocoPhillips	1,694,000
33,000	Diamond Offshore Drilling, Inc.	2,270,070
17,955	Ensco PLC Class A	1,043,545
21,000	Enterprise Products Partners L.P.	1,305,150
34,000	Exxon Mobil Corp.	3,071,900
16,500	Hess Corp.	1,097,085

Shares		Value
16,000	Royal Dutch Shell PLC ADR (1)	$1,060,320
32,000	Schlumberger Ltd.	2,293,120
21,000	Total S.A. ADR	1,022,700
22,000	TransCanada Corp. (1)	948,420
		19,320,710

	FINANCIALS (11.1%)
13,000	Ameriprise Financial, Inc.	1,051,440
28,000	Bank of Montreal	1,624,840
7,000	BlackRock, Inc.	1,797,950
19,000	Canadian Imperial Bank of Commerce (1)	1,348,620
25,000	Capital One Financial Corp.	1,570,250
120,000	Charles Schwab Corp. (The)	2,547,600
27,000	Digital Realty Trust, Inc. (1)	1,647,000
58,000	Discover Financial Services	2,763,120
46,960	Hartford Financial Services Group, Inc.	1,452,003
22,000	Health Care REIT, Inc.	1,474,660
57,000	JPMorgan Chase & Co.	3,009,030
20,000	M&T Bank Corp.	2,235,000
17,000	PartnerRe Ltd.	1,539,520
117,000	People’s United Financial, Inc.	1,743,300
30,000	Prudential Financial, Inc.	2,190,900
34,000	State Street Corp.	2,217,140
73,000	U.S. Bancorp	2,638,950
32,000	Wells Fargo & Co.	1,320,640
		34,171,963

	HEALTH CARE (7.5%)
13,000	Actavis, Inc. *	1,640,860
13,000	Amgen, Inc.	1,282,580
12,000	Becton, Dickinson & Co.	1,185,960
23,000	Bristol-Myers Squibb Co.	1,027,870
20,000	Eli Lilly & Co.	982,400
44,000	Gilead Sciences, Inc. *	2,253,240
37,000	Johnson & Johnson	3,176,820
49,000	Merck & Co., Inc.	2,276,050
16,000	Novartis AG ADR	1,131,360
95,788	Pfizer, Inc.	2,683,022
31,000	Sanofi-Aventis ADR	1,596,810
27,437	Teva Pharmaceutical Industries Ltd. ADR	1,075,530
13,000	Thermo Fisher Scientific, Inc.	1,100,190

See Notes to Financial Statements.
20

June 30, 2013

Shares		Value
20,500	UnitedHealth Group, Inc.	$1,342,340
8,128	Zoetis, Inc.	251,074
		23,006,106

	INDUSTRIALS (8.6%)
37,000	ADT Corp. (The) *	1,474,450
11,000	Canadian National Railway Co.	1,069,970
37,000	Chicago Bridge & Iron Co. N.V. (2)	2,207,420
24,000	Cintas Corp.	1,092,960
18,000	Emerson Electric Co.	981,720
30,215	Expeditors International of Washington, Inc.	1,148,472
16,600	FedEx Corp.	1,636,428
14,000	General Dynamics Corp.	1,096,620
18,000	Illinois Tool Works, Inc.	1,245,060
11,000	Lockheed Martin Corp.	1,193,060
14,000	MSC Industrial Direct Co., Inc. Class A	1,084,440
15,000	Northrop Grumman Corp.	1,242,000
43,000	Raytheon Co.	2,843,160
50,000	Republic Services, Inc.	1,697,000
16,000	Rockwell Collins, Inc.	1,014,560
26,000	Tyco International Ltd.	856,700
13,000	Union Pacific Corp.	2,005,640
26,000	United Technologies Corp.	2,416,440
		26,306,100

	INFORMATION TECHNOLOGY (11.2%)
31,000	Accenture PLC Class A	2,230,760
24,000	Adobe Systems, Inc. *	1,093,440
3,000	Apple, Inc.	1,188,240
25,000	Automatic Data Processing, Inc.	1,721,500
42,000	Avago Technologies Ltd.	1,569,960
20,000	BMC Software, Inc. *	902,800
24,500	Cognizant Technology Solutions Corp. Class A * (2)	1,533,945
28,000	eBay, Inc. *	1,448,160
93,442	EMC Corp.	2,207,100
4,000	Google, Inc. Class A *	3,521,480
33,000	Harris Corp.	1,625,250
129,000	Intel Corp.	3,124,380
14,000	International Business Machines Corp.	2,675,540
87,000	Microsoft Corp.	3,004,110
59,000	Oracle Corp.	1,812,480
27,000	QUALCOMM, Inc.	1,649,160

Shares		Value
29,000	SAP AG ADR	$2,112,070
24,000	TE Connectivity Ltd.	1,092,960
		34,513,335

	MATERIALS (1.6%)
16,000	BHP Billiton Ltd. ADR (1)	922,560
33,000	E.I. du Pont de Nemours & Co.	1,732,500
16,000	Rockwood Holdings, Inc.	1,024,480
136,000	Yamana Gold, Inc. (1)	1,293,360
		4,972,900

	TELECOMMUNICATION SERVICES (2.0%)
80,000	AT&T, Inc.	2,832,000
39,000	BCE, Inc.	1,599,780
35,000	Verizon Communications, Inc.	1,761,900
		6,193,680

	UTILITIES (2.3%)
23,500	AGL Resources, Inc.	1,007,210
22,000	American Electric Power Company, Inc.	985,160
19,500	American States Water Co.	1,046,565
36,000	CMS Energy Corp.	978,120
13,000	Sempra Energy	1,062,880
27,000	Wisconsin Energy Corp.	1,106,730
34,000	Xcel Energy, Inc.	963,560
		7,150,225

	TOTAL COMMON STOCKS (Cost $145,215,092) (64.7%)	198,899,809

PREFERRED STOCKS (0.0%)

	FINANCIALS (0.0%)
5,000	MetLife, Inc. Series B, 6.50% (1)	126,400
	TOTAL PREFERRED STOCKS (Cost $125,000) (0.0%)	126,400

CONVERTIBLE PREFERRED STOCKS (1.7%)

	CONSUMER DISCRETIONARY (0.2%)
4,000	General Motors Co., Convertible Fixed, Series B, 4.75% (1)	192,640
7,000	Goodyear Tire & Rubber Co. (The), 5.88%	344,820
		537,460
See Notes to Financial Statements.
21

Schedule of Investments (unaudited)

Shares		Value
	CONSUMER STAPLES (0.2%)
4,000	Bunge Ltd., 4.88%	$402,600
2,500	Post Holdings, Inc., 3.75% (3)	272,028
		674,628

	ENERGY (0.5%)
33,500	Apache Corp., Convertible Fixed, Series D, 6.00%	1,599,290

	FINANCIALS (0.8%)
6,000	AMG Capital Trust II, Convertible Fixed, 5.15%	323,625
250	Huntington Bancshares, Inc., Series A, 8.50%	305,002
1,000	KeyCorp, Series A, 7.75%	124,550
16,000	MetLife, Inc., 5.00%	876,640
7,000	UBS AG, Convertible Fixed, 6.75% (1)	98,657
250	Wells Fargo & Co. Series L, 7.50%	298,500
2,000	Weyerhaeuser Co. Series A, 6.38%	102,000
6,000	Wintrust Financial Corp., 7.50% (1)	324,840
		2,453,814

	HEALTH CARE (0.0%)
1,800	National Healthcare Corp. Series A, 0.80%	26,460
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,336,419) (1.7%)	5,291,652

Principal Amount		Value
U.S. TREASURY OBLIGATIONS (8.5%)
$1,000,000	U.S. Treasury Bonds, 5.25%, 11/15/28	1,271,250
1,350,000	U.S. Treasury Bonds, 3.75%, 8/15/41	1,425,304
250,000	U.S. Treasury Bonds, 2.75%, 8/15/42	215,781
500,000	U.S. Treasury Notes, 0.13%, 12/31/13	500,000
3,000,000	U.S. Treasury Notes, 0.50%, 10/15/14	3,010,782
2,000,000	U.S. Treasury Notes, 0.38%, 11/15/14	2,004,062

Principal Amount		Value
$1,250,000	U.S. Treasury Notes, 0.38%, 4/15/15	$1,251,123
3,000,000	U.S. Treasury Notes, 1.00%, 9/30/16	3,020,391
2,000,000	U.S. Treasury Notes, 1.00%, 10/31/16	2,011,876
1,000,000	U.S. Treasury Notes, 0.88%, 11/30/16	1,000,625
500,000	U.S. Treasury Notes, 0.63%, 5/31/17	492,031
2,000,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,991,250
1,750,000	U.S. Treasury Notes, 1.38%, 11/30/18	1,737,969
1,000,000	U.S. Treasury Notes, 1.38%, 2/28/19	989,062
2,650,000	U.S. Treasury Notes, 3.63%, 2/15/20	2,956,200
1,000,000	U.S. Treasury Notes, 2.13%, 8/15/21	995,938
1,000,000	U.S. Treasury Notes, 2.00%, 11/15/21	982,734
150,000	U.S. Treasury Notes, 2.00%, 2/15/23	144,363
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $25,979,737) (8.5%)	26,000,741

COMMERCIAL MORTGAGE-BACKED SECURITIES (0.7%)
500,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.88%, 5/25/19	490,897
248,450	Government National Mortgage Association, Series 2013-12 Class AB, 1.83%, 11/16/52	241,487
250,000	Government National Mortgage Association, Series 2013-12, Class B, 2.45%, 11/16/52 (4)	239,176
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	239,796
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	465,117

See Notes to Financial Statements.
22

June 30, 2013

Principal Amount		Value
$500,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	$462,482
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,310,753) (0.7%)	2,138,955

CORPORATE BONDS & NOTES (6.8%)

	BASIC MATERIALS (0.4%)
250,000	International Flavors & Fragrances, Inc., Senior Unsecured Notes, 3.20%, 5/1/23	237,220
375,000	PPG Industries, Inc., Senior Unsecured Notes, 3.60%, 11/15/20	385,305
560,000	Southern Copper Corp., Senior Unsecured Notes, 6.38%, 7/27/15	606,474
		1,228,999

	COMMUNICATIONS (0.5%)
250,000	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.80%, 3/15/22	240,147
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 12/15/20	259,349
500,000	Time Warner Cable, Inc., Guaranteed Notes, 5.85%, 5/1/17	550,904
333,000	Viacom, Inc., Senior Unsecured Notes, 4.38%, 9/15/14	347,177
		1,397,577

	CONSUMER, CYCLICAL (0.6%)
250,000	Home Depot, Inc. (The), Senior Unsecured Notes, 3.95%, 9/15/20	271,028
500,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 2.13%, 4/15/16	515,060

Principal Amount		Value
$250,000	Marriott International, Inc., Senior Unsecured Notes, 3.25%, 9/15/22	$232,779
500,000	Nordstrom, Inc., Senior Unsecured Notes, 4.75%, 5/1/20	551,454
100,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.38%, 4/15/23 (1)	93,000
250,000	Wyndham Worldwide Corp., Senior Unsecured Notes, 3.90%, 3/1/23	238,183
		1,901,504

	CONSUMER, NON-CYCLICAL (0.3%)
150,000	Constellation Brands, Inc., Guaranteed Notes, 3.75%, 5/1/21	140,438
250,000	Hawk Acquisition Sub, Inc., Secured Notes, 4.25%, 10/15/20 (3)	239,062
500,000	Humana, Inc., Senior Notes, 6.45%, 6/1/16	566,492
		945,992

	ENERGY (0.6%)
500,000	Devon Energy Corp., Senior Unsecured Notes, 2.40%, 7/15/16	512,294
500,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	471,223
250,000	Marathon Oil Corp., Senior Unsecured Notes, 2.80%, 11/1/22	231,290
250,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	258,306
500,000	Williams Partners L.P., Senior Unsecured Notes, 4.13%, 11/15/20	503,990
		1,977,103

	FINANCIAL (2.8%)
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	266,481

See Notes to Financial Statements.
23

Schedule of Investments (unaudited)

Principal Amount		Value
$250,000	Bank of America Corp. MTN, Senior Unsecured Notes, 3.30%, 1/11/23	$236,287
250,000	Bank of Montreal MTN, Senior Unsecured Notes, 2.50%, 1/11/17	256,268
500,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21 (1)	515,597
250,000	Boston Properties L.P., Senior Unsecured Notes, 3.13%, 9/1/23	230,925
250,000	Capital One NA/Mclean, Senior Notes, 1.50%, 3/22/18	240,963
250,000	Citigroup, Inc., Senior Unsecured Notes, 5.85%, 7/2/13	250,000
250,000	Credit Agricole S.A., Senior Unsecured Notes, 2.13%, 4/17/18 (1) (3)	242,858
500,000	Fifth Third Bank, Senior Unsecured Notes, 1.45%, 2/28/18	483,008
500,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 2.38%, 1/16/18	481,423
250,000	General Electric Capital Corp. MTN, Senior Unsecured Notes, 1.03%, 8/11/15 (4)	250,891
300,000	General Motors Financial Co., Inc., Senior Unsecured Notes, 3.25%, 5/15/18 (3)	291,750
500,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 5.75%, 1/24/22	551,506
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 4.50%, 1/24/22	523,561
500,000	Morgan Stanley, Senior Unsecured Notes, 4.75%, 3/22/17	530,328
350,000	PNC Funding Corp., Guaranteed Notes, 3.30%, 3/8/22	336,442
1,000,000	Private Export Funding Corp., Series GG, 2.45%, 7/15/24	929,526

Principal
Amount		Value
$1,000,000	ProLogis, Senior Unsecured Notes, 6.25%, 3/15/17	$1,116,207
250,000	State Street Corp., Senior Unsecured Notes, 1.35%, 5/15/18	242,923
168,000	Wachovia Bank NA, Subordinated Notes, 4.80%, 11/1/14	176,828
500,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	505,658
		8,659,430

	INDUSTRIAL (0.8%)
500,000	Danaher Corp., Senior Unsecured Notes, 3.90%, 6/23/21	528,412
500,000	General Electric Co., Senior Unsecured Notes, 4.13%, 10/9/42	465,248
254,000	Masco Corp., Senior Unsecured Notes, 6.13%, 10/3/16	274,320
250,000	Ryder System, Inc. MTN, Senior Unsecured Notes, 3.50%, 6/1/17	258,853
314,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 3.20%, 3/1/16	325,914
500,000	Union Pacific Corp., Senior Unsecured Notes, 4.00%, 2/1/21	535,821
		2,388,568

	TECHNOLOGY (0.2%)
500,000	Intel Corp., Senior Unsecured Notes, 3.30%, 10/1/21	501,843

	UTILITIES (0.6%)
250,000	Alabama Power Co., Senior Unsecured Notes, 3.85%, 12/1/42	218,580
250,000	Carolina Power & Light Co., 2.80%, 5/15/22	239,927
500,000	Dominion Resources, Inc., Senior Unsecured Notes, 2.25%, 9/1/15	512,328

See Notes to Financial Statements.
24

June 30, 2013

Principal
Amount		Value
$250,000	Florida Power & Light Co., 4.05%, 6/1/42	$232,392
500,000	Sempra Energy, Senior Unsecured Notes, 2.00%, 3/15/14	504,258
250,000	South Carolina Electric & Gas Co., 4.35%, 2/1/42	235,672
		1,943,157
	TOTAL CORPORATE BONDS & NOTES (Cost $21,143,646) (6.8%)	20,944,173

CONVERTIBLE CORPORATE BONDS & NOTES (4.2%)

	BASIC MATERIALS (0.2%)
100,000	Allegheny Technologies, Inc., Convertible Fixed, 4.25%, 6/1/14	103,000
100,000	ArcelorMittal, Senior Notes, 5.00%, 5/15/14	102,000
350,000	Steel Dynamics, Inc., Guaranteed Notes, 5.13%, 6/15/14	373,406
		578,406

	COMMUNICATIONS (0.3%)
300,000	Equinix, Inc., Convertible Fixed, 4.75%, 6/15/16	681,187
100,000	VeriSign, Inc., Junior Subordinated Debentures, 3.25%, 8/15/37 (3)	140,688
		821,875

	CONSUMER, CYCLICAL (0.3%)
150,000	Home Inns & Hotels Management, Inc., Senior Notes, 2.00%, 12/15/15 (3)	130,781
200,000	International Game Technology, Senior Unsecured Notes, 3.25%, 5/1/14	213,250
200,000	MGM Resorts International, Guaranteed Senior Notes, 4.25%, 4/15/15	223,875

Principal
Amount		Value
$300,000	Navistar International Corp., Senior Subordinated Notes, 3.00%, 10/15/14	$291,375
		859,281

	CONSUMER, NON-CYCLICAL (1.0%)
1,000,000	Alere, Inc., Convertible Fixed, 3.00%, 5/15/16	985,625
150,000	Alliance Data Systems Corp., Fixed, 1.75%, 8/1/13	340,781
350,000	Avis Budget Group, Inc., Convertible Fixed, 3.50%, 10/1/14	640,500
100,000	Gilead Sciences, Inc., Convertible Fixed, Series D, 1.63%, 5/1/16	226,313
300,000	Insulet Corp., Senior Unsecured Notes, 3.75%, 6/15/16	391,125
123,000	Salix Pharmaceuticals Ltd., Senior Unsecured Notes, 2.75%, 5/15/15	187,268
300,000	Smithfield Foods, Inc., Senior Notes, 4.00%, 6/30/13	395,820
		3,167,432

	ENERGY (0.3%)
250,000	Goodrich Petroleum Corp., Senior Unsecured Notes, 5.00%, 10/1/29	248,125
250,000	Hornbeck Offshore Services, Inc., Guaranteed Notes, 1.63%, 11/15/26 (5)	288,425
800,000	Peabody Energy Corp., Junior Subordinate Debentures, 4.75%, 12/15/41 (1)	555,500
		1,092,050

	FINANCIAL (0.4%)
150,000	Digital Realty Trust L.P., Guaranteed Notes, 5.50%, 4/15/29 (3)	232,875
300,000	Fidelity National Financial, Inc. 4.25%, 8/15/18	393,562
100,000	ProLogis, Guaranteed Notes, 3.25%, 3/15/15	115,438

See Notes to Financial Statements.
25

Schedule of Investments (unaudited)

Principal
Amount		Value
$200,000	SL Green Operating Partnership L.P., Convertible Fixed, 3.00%, 10/15/17 (3)	$241,125
200,000	Tower Group, Inc., Senior Notes Convertible, 5.00%, 9/15/14	209,750
		1,192,750

	INDUSTRIAL (0.5%)
100,000	AGCO Corp., Senior Subordinated Notes, 1.25%, 12/15/36	124,250
150,000	Alliant Techsystems, Inc., Guaranteed Notes, 3.00%, 8/15/24	172,031
250,000	Bristow Group, Inc., Guaranteed Notes, 3.00%, 6/15/38	294,688
200,000	EnerSys, Senior Notes, 3.38%, 6/1/38 (5)	261,750
150,000	MasTec, Inc., Convertible Fixed, 4.00%, 6/15/14	315,562
300,000	Trinity Industries, Inc., Subordinated Notes Convertible, 3.88%, 6/1/36	351,750
		1,520,031

	TECHNOLOGY (1.2%)
350,000	CACI International, Inc., Senior Subordinate Debenture, 2.13%, 5/1/14	419,125
350,000	CSG Systems International, Inc., Senior Subordinate Debenture, 3.00%, 3/1/17 (3)	397,250
200,000	DST Systems, Inc., Convertible, 0.54%, 8/15/23 (4)	276,625
150,000	Intel Corp., Junior Subordinated Notes, 3.25%, 8/1/39	191,156
200,000	Lam Research Corp., Senior Unsecured Notes, 1.25%, 5/15/18 (1)	221,875

Principal
Amount		Value
$350,000	ON Semiconductor Corp., Senior Subordinated Notes, 2.63%, 12/15/26	$355,469
150,000	SanDisk Corp., Senior Unsecured Notes, 1.50%, 8/15/17	199,969
200,000	Xilinx, Inc., Senior Notes, 2.63%, 6/15/17	285,750
1,000,000	Xilinx, Inc., Subordinated Debentures, 3.13%, 3/15/37	1,380,000
		3,727,219

	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $10,895,577) (4.2%)	12,959,044

FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
500,000	Asian Development Bank MTN, Senior Unsecured Notes, 1.38%, 3/23/20	479,205
250,000	International Bank for Reconstruction & Development, Senior Unsecured Notes, 0.50%, 4/15/16	249,148

	TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $749,291) (0.2%)	728,353

LONG-TERM MUNICIPAL SECURITIES (0.4%)

	CALIFORNIA (0.1%)
250,000	California State Department of Water Resources, Revenue Bonds, 2.44%, 12/1/21	236,007
250,000	San Francisco Bay Area Rapid Transit District, Revenue Bonds, Series B, 4.09%, 7/1/32	237,515
		473,522
See Notes to Financial Statements.
26

June 30, 2013

Principal
Amount		Value
	NEW YORK (0.1%)
$185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	$203,124

	PUERTO RICO (0.1%)
250,000	Government Development Bank for Puerto Rico, Revenue Bonds, Senior Notes, Ser. B, 4.70%, 5/1/16	250,728

	TEXAS (0.1%)
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	223,400

	TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,222,335) (0.4%)	1,150,774

U.S. GOVERNMENT AGENCY OBLIGATIONS AND GOVERNMENT SPONSORED OBLIGATIONS (6.9%)
500,000	Federal Home Loan Bank, 1.13%, 3/10/17	499,812
250,000	Federal Home Loan Bank, 3.13%, 12/8/17	268,045
175,000	Federal Home Loan Bank, 2.75%, 6/8/18	184,993
250,000	Federal Home Loan Bank, 1.63%, 2/27/19	246,676
415,000	Federal Home Loan Bank, 4.13%, 12/13/19	459,073
486,999	Federal Home Loan Mortgage Corp., 2.00%, 1/15/33	479,769
197,417	Federal Home Loan Mortgage Corp. Pool #A84814, 4.50%, 3/1/39	207,856
1,037,508	Federal Home Loan Mortgage Corp. Pool #A86830, 4.50%, 6/1/39	1,092,372

Principal
Amount		Value
$121,431	Federal Home Loan Mortgage Corp. Pool #A96997, 4.50%, 2/1/41	$128,229
429,159	Federal Home Loan Mortgage Corp. Pool #A97264, 4.00%, 2/1/41	447,500
413,295	Federal Home Loan Mortgage Corp. Pool #C09027, 3.00%, 2/1/43	403,466
76,768	Federal Home Loan Mortgage Corp. Pool #G08521, 3.00%, 1/1/43	74,942
1,237,824	Federal Home Loan Mortgage Corp. Pool #J13314, 3.50%, 10/1/25	1,286,147
408,240	Federal Home Loan Mortgage Corp. Pool #J17969, 3.00%, 2/1/27	421,498
964,020	Federal Home Loan Mortgage Corp. Pool #Q04096, 4.00%, 10/1/41	1,003,160
1,281,241	Federal Home Loan Mortgage Corp. Pool #Q06884, 3.50%, 3/1/42	1,299,582
113,272	Federal Home Loan Mortgage Corp. Pool #Q11077, 3.50%, 9/1/42	114,894
500,000	Federal National Mortgage Association, 2.00%, 9/21/15	516,403
500,000	Federal National Mortgage Association, 0.38%, 12/21/15	497,207
94,330	Federal National Mortgage Association Pool #973333, 4.50%, 2/1/38	99,772
355,415	Federal National Mortgage Association Pool #AA0466, 4.50%, 2/1/39	375,918
1,034,463	Federal National Mortgage Association Pool #AB1796, 3.50%, 11/1/40	1,051,534
772,848	Federal National Mortgage Association Pool #AB3900, 3.00%, 11/1/26	795,803
28,202	Federal National Mortgage Association Pool #AB3943, 4.00%, 11/1/41	29,421

See Notes to Financial Statements.
27

Schedule of Investments (unaudited)

Principal
Amount		Value
$469,719	Federal National Mortgage Association Pool #AB5231, 2.50%, 5/1/27	$473,224
488,907	Federal National Mortgage Association Pool #AD7128, 4.50%, 7/1/40	518,001
311,093	Federal National Mortgage Association Pool #AD8529, 4.50%, 8/1/40	329,606
614,635	Federal National Mortgage Association Pool #AE3040, 4.00%, 9/1/40	640,627
995,172	Federal National Mortgage Association Pool #AE9759, 4.00%, 12/1/40	1,037,256
33,378	Federal National Mortgage Association Pool #AK6513, 4.00%, 3/1/42	34,890
731,327	Federal National Mortgage Association Pool #AL0160, 4.50%, 5/1/41	776,202
448,510	Federal National Mortgage Association Pool #AQ1853, 3.00%, 11/1/42	438,837
68,594	Federal National Mortgage Association Pool #MA0406, 4.50%, 5/1/30	72,692
490,035	Federal National Mortgage Association REMIC Trust Series 2013-18 Class AE, 2.00%, 3/25/28	483,340
342,632	Federal National Mortgage Association REMIC Trust Series 2013-41 Class WD, 2.00%, 11/25/42	329,838
600,000	Federal National Mortgage Association TBA, 3.50%, 7/1/28	624,938
1,000,000	Federal National Mortgage Association TBA, 4.50%, 7/1/43	1,058,125
127,422	Government National Mortgage Association I Pool #539285, 3.00%, 5/15/42	126,273

Principal
Amount		Value
$658,094	Government National Mortgage Association I Pool #553450, 3.00%, 1/15/42	$652,159
195,433	Government National Mortgage Association I Pool #744842, 3.00%, 5/15/42	193,670
1,227,037	Government National Mortgage Association I Pool #AA0448, 3.50%, 5/15/42	1,261,246

	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND GOVERNMENT SPONSORED OBLIGATIONS (Cost $21,572,200) (6.9%)	21,034,996

SHORT-TERM INVESTMENTS (8.8%)

	REPURCHASE AGREEMENTS (5.9%)
$18,000,000	With Morgan Stanley, 0.01%, dated 06/28/13, due 07/01/13, delivery value $18,000,015 (collateralized by $18,225,000 U.S. Treasury Notes 1.000% due 08/31/16, with a value of $18,425,450)	18,000,000

	JOINT REPURCHASE AGREEMENTS (Investments of Cash Collateral for Securities on Loan) (2.9%)
2,638,752	Joint Repurchase Agreement with Morgan Stanley, 0.12%, dated 06/28/13, due 07/01/13, delivery value $2,638,778 (collateralized by $2,669,467 U.S. Treasury Notes 1.250% - 1.500% due 02/15/14 - 08/31/18, with a value of $2,691,530)	2,638,752

See Notes to Financial Statements.
28

June 30, 2013

Principal
Amount		Value
$3,272,053	Joint Repurchase Agreement with Barclays, 0.10%, dated 06/28/13, due 07/01/13, delivery value $3,272,080 (collateralized by $3,371,491 U.S. Treasury Inflation Indexed Notes 0.125% due 07/15/22, with a value of $3,337,497)	$3,272,053
3,060,952	Joint Repurchase Agreement with Credit Suisse First Boston, 0.10%, dated 06/28/13, due 07/01/13, delivery value $3,060,978 (collateralized by $3,174,946 U.S. Treasury Notes 1.000% due 05/31/18, with a value of $3,122,544)	3,060,952

	TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $8,971,757) (2.9%)	$8,971,757
	TOTAL SHORT-TERM INVESTMENTS (Cost $26,971,757) (8.8%)	26,971,757
	TOTAL INVESTMENT SECURITIES EXCLUDING OPTIONS WRITTEN (102.9%) (Cost $261,521,807)	$316,246,654

Contracts		Value
CALL OPTIONS WRITTEN (0.0%)

	INDUSTRIALS (0.0%)
100	Chicago Bridge & Iron Co. N.V., expiring 7/20/13, exercise price $65	$(2,700)

Contracts		Value
	INFORMATION TECHNOLOGY (0.0%)
100	Cognizant Technology Solutions Corp., expiring 7/20/13, exercise price $70	$(2,000)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received $20,592) (0.0%)	(4,700)
	TOTAL INVESTMENT SECURITIES (102.9%) (Cost $261,501,215)	$316,241,954
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.9%)		(9,035,706)
NET ASSETS (100%)		$307,206,248
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($307,206,248 ÷ 32,985,898 shares outstanding)		$9.31

(1)	A portion or all of the security was held on loan. As of June 30, 2013, the market value of the securities on loan was $8,959,061.
*	Non-income producing.
(2)	A portion or all of the security was pledged as collateral for call options written.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
(4)	The rate shown on floating rate securities is the rate at the end of the reporting period.
(5)	Step Bond - The rate shown is as of June 30, 2013 and will reset at a future date.
ADR	American Depositary Receipt.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
TBA	To Be Announced.

See Notes to Financial Statements.
29

Value Line Larger Companies Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2013

Shares		Value
COMMON STOCKS (95.9%)

	CONSUMER DISCRETIONARY (17.9%)
5,000	AutoZone, Inc. *	$2,118,450
60,000	Comcast Corp. Class A	2,380,200
44,000	DIRECTV *	2,711,280
41,000	Las Vegas Sands Corp.	2,170,130
24,000	McDonald’s Corp.	2,376,000
40,000	NIKE, Inc. Class B	2,547,200
3,000	Priceline.com, Inc. *	2,481,390
11,000	Ralph Lauren Corp.	1,911,140
44,000	Starbucks Corp.	2,881,560
33,000	Target Corp.	2,272,380
50,000	TJX Companies, Inc. (The)	2,503,000
39,000	Viacom, Inc. Class B	2,653,950
36,000	Walt Disney Co. (The)	2,273,400
31,000	Yum! Brands, Inc.	2,149,540
		33,429,620

	CONSUMER STAPLES (4.6%)
24,000	Costco Wholesale Corp.	2,653,680
20,000	CVS Caremark Corp.	1,143,600
46,000	General Mills, Inc.	2,232,380
31,000	PepsiCo, Inc.	2,535,490
		8,565,150

	ENERGY (7.9%)
30,000	Cameron International Corp. *	1,834,800
16,000	Chevron Corp.	1,893,440
39,000	Enterprise Products Partners L.P.	2,423,850
17,000	EOG Resources, Inc.	2,238,560
26,000	Exxon Mobil Corp.	2,349,100
28,000	Schlumberger Ltd.	2,006,480
45,000	TransCanada Corp. (1)	1,939,950
		14,686,180

	FINANCIALS (7.2%)
17,000	American Tower Corp. REIT	1,243,890
9,000	BlackRock, Inc.	2,311,650
37,000	Capital One Financial Corp.	2,323,970
48,000	JPMorgan Chase & Co.	2,533,920
21,700	M&T Bank Corp.	2,424,975
70,000	U.S. Bancorp	2,530,500
		13,368,905

	HEALTH CARE (14.7%)
24,000	Actavis, Inc. *	3,029,280
21,000	Allergan, Inc.	1,769,040

Shares		Value
23,000	Amgen, Inc.	$2,269,180
11,500	Biogen Idec, Inc. *	2,474,800
45,000	Bristol-Myers Squibb Co.	2,011,050
40,000	Express Scripts Holding Co. *	2,467,600
48,000	Gilead Sciences, Inc. *	2,458,080
21,000	McKesson Corp.	2,404,500
27,000	Novartis AG ADR	1,909,170
15,000	Novo Nordisk A/S ADR	2,324,550
21,500	Thermo Fisher Scientific, Inc.	1,819,545
38,000	UnitedHealth Group, Inc.	2,488,240
		27,425,035

	INDUSTRIALS (12.2%)
45,000	ADT Corp. (The) *	1,793,250
24,000	Boeing Co. (The)	2,458,560
25,000	Canadian National Railway Co.	2,431,750
39,000	Danaher Corp.	2,468,700
53,085	Expeditors International of Washington, Inc.	2,017,761
21,000	FedEx Corp.	2,070,180
12,000	Precision Castparts Corp.	2,712,120
40,000	Tyco International Ltd.	1,318,000
20,000	Union Pacific Corp.	3,085,600
25,000	United Technologies Corp.	2,323,500
		22,679,421

	INFORMATION TECHNOLOGY (21.3%)
34,000	Accenture PLC Class A	2,446,640
6,500	Apple, Inc.	2,574,520
49,700	ARM Holdings PLC ADR (1)	1,798,146
36,000	Cognizant Technology Solutions Corp. Class A *	2,253,960
40,000	eBay, Inc. *	2,068,800
95,000	EMC Corp.	2,243,900
3,700	Google, Inc. Class A *	3,257,369
91,000	Intel Corp.	2,204,020
12,000	International Business Machines Corp.	2,293,320
33,900	Intuit, Inc.	2,068,917
36,071	Motorola Solutions, Inc.	2,082,379
64,000	Oracle Corp.	1,966,080
36,000	QUALCOMM, Inc.	2,198,880
49,000	Salesforce.com, Inc. *	1,870,820
29,900	SAP AG ADR	2,177,617
55,000	Texas Instruments, Inc.	1,917,850
15,000	Visa, Inc. Class A	2,741,250
24,000	VMware, Inc. Class A *	1,607,760
		39,772,228
See Notes to Financial Statements.
30

June 30, 2013

Shares		Value
	MATERIALS (6.9%)
20,000	Air Products & Chemicals, Inc.	$1,831,400
26,000	BHP Billiton Ltd. ADR	1,499,160
36,000	E.I. du Pont de Nemours & Co.	1,890,000
30,000	Ecolab, Inc.	2,555,700
22,000	Monsanto Co.	2,173,600
16,000	Praxair, Inc.	1,842,560
116,000	Yamana Gold, Inc. (1)	1,103,160
		12,895,580

	TELECOMMUNICATION SERVICES (2.2%)
92,000	America Movil SAB de C.V. Series L, ADR	2,001,000
50,000	BCE, Inc.	2,051,000
		4,052,000

	UTILITIES (1.0%)
26,333	Duke Energy Corp.	1,777,477

	TOTAL COMMON STOCKS (Cost $120,336,956) (95.9%)	178,651,596

Principal Amount		Value
SHORT-TERM INVESTMENTS (6.6%)

	REPURCHASE AGREEMENTS (4.0%)
$7,500,000	With Morgan Stanley, 0.01%, dated 06/28/13, due 07/01/13, delivery value $7,500,006 (collateralized by $7,120,000 U.S. Treasury Notes 3.125% due 05/15/21, with a value of $7,669,067)	$7,500,000

	JOINT REPURCHASE AGREEMENTS (Investments of Cash Collateral for Securities on Loan) (2.6%)
1,416,504	Joint Repurchase Agreement with Morgan Stanley, 0.12%, dated 06/28/13, due 07/01/13, delivery value $1,416,518 (collateralized by $1,432,992 U.S. Treasury Notes 1.250% - 1.500 due 02/15/14 - 08/31/18, with a value of $1,444,836)	1,416,504

Principal Amount		Value
$1,756,465	Joint Repurchase Agreement with Barclays, 0.10%, dated 06/28/13, due 07/01/13, delivery value $1,756,479 (collateralized by $1,809,844 U.S. Treasury Inflation Indexed Notes 0.125% due 07/15/22, with a value of $1,791,596)	$1,756,465
1,643,144	Joint Repurchase Agreement with Credit Suisse First Boston, 0.10%, dated 06/28/13, due 07/01/13, delivery value $1,643,158 (collateralized by $1,704,337 U.S. Treasury Notes 1.000% due 05/31/18, with a value of $1,676,207)	1,643,144
	TOTAL INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $4,816,113) (2.6%)	4,816,113
	TOTAL SHORT-TERM INVESTMENTS (Cost $12,316,113) (6.6%)	12,316,113
	TOTAL INVESTMENT SECURITIES (102.5%) (Cost $132,653,069)	$190,967,709
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-2.5%)		(4,636,493)
NET ASSETS (100%)		$186,331,216
NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($186,331,216 ÷ 8,632,887 shares outstanding)		$21.58

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of June 30, 2013, the market value of the securities on loan was $4,843,741.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

See Notes to Financial Statements.
31

Statements of Assets and Liabilities at June 30, 2013 (unaudited)

	Value Line Premier	The Value Line	Value Line Income and	Value Line Larger
	Growth Fund, Inc.	Fund, Inc.	Growth Fund, Inc.	Companies Fund, Inc.
Assets:
Investment securities, at value*
Investments(1)	$356,195,588	$110,903,046	$289,274,897	$178,651,596
Repurchase agreements(2)	27,928,998	4,664,717	26,971,757	12,316,113
Total investments, at value	$384,124,586	$115,567,763	$316,246,654	$190,967,709
Cash	424,421	991,910	396,540	248,543
Receivable for securities sold	1,710,425	1,084,265	959,807	—
Interest and dividends receivable	461,426	63,240	750,217	180,288
Receivable for capital shares sold	161,329	1,081	17,737	261
Prepaid expenses	28,379	15,554	27,707	22,378
Receivable for securities lending income	6,936	1,605	6,791	6,631
Total Assets	386,917,502	117,725,418	318,405,453	191,425,810
Liabilities:
Payable upon return of securities on loan	23,919,505	4,722,067	9,082,060	4,875,325
Payable for securities purchased	—	—	1,692,257	—
Payable for capital shares redeemed	859,796	21,616	82,088	12,756
Option contracts written, at value (premiums received $0, $0, $20,592 and $0, respectively)	—	—	4,700	—
Accrued expenses:
Advisory fee	209,884	60,612	152,775	108,717
Service and distribution plan fees	69,962	—	46,646	—
Directors’ fees and expenses	—	503	1,070	710
Other	134,843	82,403	137,609	97,086
Total Liabilities	25,193,990	4,887,201	11,199,205	5,094,594
Net Assets	$361,723,512	$112,838,217	$307,206,248	$186,331,216
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$11,497,451	$9,825,262	$32,985,898	$8,632,887
Additional paid-in capital	169,907,125	108,223,474	210,538,567	159,126,058
Undistributed net investment income	188,451	647,387	83,053	1,930,447
Accumulated net realized gain (loss) on investments and foreign currency	13,131,738	(48,242,186)	8,858,551	(41,671,926)
Net unrealized appreciation of:
Investments and foreign currency translations	166,998,747	42,384,280	54,724,287	58,313,750
Written options	—	—	15,892	—
Net Assets	$361,723,512	$112,838,217	$307,206,248	$186,331,216
Shares Outstanding	11,497,451	9,825,262	32,985,898	8,632,887
Net Asset Value, Offering and Redemption Price per Outstanding Share	$31.46	$11.48	$9.31	$21.58
* Includes securities on loan of	$23,307,778	$4,597,541	$8,959,061	$4,843,741
(1)Cost of investments	$189,196,642	$68,518,704	$234,550,050	$120,336,956
(2)Cost of repurchase agreements	$27,928,998	$4,664,717	$26,971,757	$12,316,113

See Notes to Financial Statements.
32

Statements of Operations for the Six Months Ended June 30, 2013 (unaudited)

	Value Line Premier	The Value Line	Value Line Income and	Value Line Larger
	Growth Fund, Inc.	Fund, Inc.	Growth Fund, Inc.	Companies Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $65,355, $13,717, $51,448 and $47,368, respectively)	$2,334,752	$649,429	$2,667,345	$1,491,068
Interest	5,955	941	978,110	2,678
Securities lending income	54,635	17,467	41,270	18,128
Total Income	2,395,342	667,837	3,686,725	1,511,874
Expenses:
Advisory fee	1,335,977	387,115	1,005,032	701,433
Service and distribution plan fees	445,326	139,459	377,120	233,811
Sub-transfer agent fees	48,612	3,459	26,885	5,771
Custodian fees	34,009	15,772	35,512	17,811
Auditing and legal fees	95,017	39,706	88,273	55,632
Transfer agent fees	79,313	46,163	70,533	51,494
Directors’ fees and expenses	36,237	11,723	31,556	19,671
Printing and postage	62,467	39,592	59,994	46,024
Registration and filing fees	20,664	14,427	14,994	16,389
Insurance	19,299	7,278	18,023	10,969
Other	27,941	11,404	23,227	16,063
Total Expenses Before Fees Waived	2,204,862	716,098	1,751,149	1,175,068
Less: Service and Distribution Plan Fees Waived	—	(139,459)	(75,424)	(233,811)
Net Expenses	2,204,862	576,639	1,675,725	941,257
Net Investment Income	190,480	91,198	2,011,000	570,617
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Transactions and Written Options:
Net Realized Gain (Loss) from:
Investments	9,189,849	4,003,129	6,903,281	5,615,170
Foreign currency transactions	2,523	(817)	(773)	81
Written options	—	—	24,295	—
	9,192,372	4,002,312	6,926,803	5,615,251
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	21,461,435	7,568,614	14,668,763	10,415,504
Foreign currency transactions	(179)	(51)	(356)	(582)
Written options	—	—	15,892	—
	21,461,256	7,568,563	14,684,299	10,414,922
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Exchange Transactions and Written Options	30,653,628	11,570,875	21,611,102	16,030,173
Net Increase in Net Assets from Operations	$30,844,108	$11,662,073	$23,622,102	$16,600,790

See Notes to Financial Statements.
33

Statement of Changes in Net Assets for the Six Months Ended June 30, 2013 (unaudited) and for the Year Ended December 31, 2012

	Value Line Premier Growth Fund, Inc.
	Six Months Ended
	June 30, 2013	Year Ended
	(unaudited)	December 31, 2012
Operations:
Net investment income	$190,480	$916,159
Net realized gain on investments and foreign currency	9,192,372	24,763,062
Change in net unrealized appreciation/(depreciation)	21,461,256	26,967,212
Net increase in net assets from operations	30,844,108	52,646,433

Distributions to Shareholders:
Net investment income	—	(1,001,240)
Net realized gain from investment transactions	—	(24,163,438)
Net decrease in net assets from distributions to shareholders	—	(25,164,678)

Capital Share Transactions:
Proceeds from sale of shares	26,795,322	59,483,434
Proceeds from reinvestment of dividends and distributions to shareholders	—	24,174,754
Cost of shares redeemed	(33,351,839)	(72,131,660)
Net increase/(decrease) in net assets from capital share transactions	(6,556,517)	11,526,528
Total Increase in Net Assets	24,287,591	39,008,283
Net Assets:
Beginning of period	337,435,921	298,427,638
End of period	$361,723,512	$337,435,921
Undistributed net investment income, and distributions in excess of net investment income, at end of period	$188,451	$(2,029)

See Notes to Financial Statements.
34

Statement of Changes in Net Assets for the Six Months Ended June 30, 2013 (unaudited) and for the Year Ended December 31, 2012

	The Value Line Fund, Inc.
	Six Months Ended
	June 30, 2013	Year Ended
	(unaudited)	December 31, 2012
Operations:
Net investment income	$91,198	$558,673
Net realized gain on investments and foreign currency	4,002,312	13,414,151
Change in net unrealized appreciation/(depreciation)	7,568,563	3,749,359
Net increase in net assets from operations	11,662,073	17,722,183

Capital Share Transactions:
Proceeds from sale of shares	1,244,222	3,226,854
Cost of shares redeemed	(9,865,967)	(44,487,216)
Net decrease in net assets from capital share transactions	(8,621,745)	(41,260,362)
Total Increase/(Decrease) in Net Assets	3,040,328	(23,538,179)

Net Assets:
Beginning of period	109,797,889	133,336,068
End of period	$112,838,217	$109,797,889
Undistributed net investment income, at end of period	$647,387	$556,189

See Notes to Financial Statements.
35

Statement of Changes in Net Assets for the Six Months Ended June 30, 2013 (unaudited) and for the Year Ended December 31, 2012

	Value Line Income and Growth Fund, Inc.
	Six Months Ended
	June 30, 2013	Year Ended
	(unaudited)	December 31, 2012
Operations:
Net investment income	$2,011,000	$4,498,399
Net realized gain on investments, foreign currency and written options	6,926,803	13,218,671
Change in net unrealized appreciation/(depreciation)	14,684,299	13,315,963
Net increase in net assets from operations	23,622,102	31,033,033

Distributions to Shareholders:
Net investment income	(1,914,569)	(4,463,988)
Net realized gain from investment transactions	—	(11,203,043)
Total Distributions	(1,914,569)	(15,667,031)

Capital Share Transactions:
Proceeds from sale of shares	8,262,437	7,178,813
Proceeds from reinvestment of dividends and distributions to shareholders	1,718,977	14,279,164
Cost of shares redeemed	(20,187,958)	(47,345,268)
Net decrease in net assets from capital share transactions	(10,206,544)	(25,887,291)
Total Increase/(Decrease) in Net Assets	11,500,989	(10,521,289)

Net Assets:
Beginning of period	295,705,259	306,226,548
End of period	$307,206,248	$295,705,259
Undistributed net investment income, and distributions in excess of net investment income, at end of period	$83,053	$(13,378)

See Notes to Financial Statements.
36

Statement of Changes in Net Assets for the Six Months Ended June 30, 2013 (unaudited) and for the Year Ended December 31, 2012

	Value Line Larger Companies Fund, Inc.
	Six Months Ended
	June 30, 2013	Year Ended
	(unaudited)	December 31, 2012
Operations:
Net investment income	$570,617	$1,359,399
Net realized gain on investments and foreign currency	5,615,251	3,786,520
Change in net unrealized appreciation/(depreciation)	10,414,922	20,499,383
Net increase in net assets from operations	16,600,790	25,645,302

Distributions to Shareholders:
Net investment income	—	(1,087,423)

Capital Share Transactions:
Proceeds from sale of shares	806,631	2,278,669
Proceeds from reinvestment of dividends to shareholders	157	1,033,051
Cost of shares redeemed	(15,318,944)	(22,410,433)
Net decrease in net assets from capital share transactions	(14,512,156)	(19,098,713)
Total Increase in Net Assets	2,088,634	5,459,166

Net Assets:
Beginning of period	184,242,582	178,783,416
End of period	$186,331,216	$184,242,582
Undistributed net investment income, at end of period	$1,930,447	$1,359,830

See Notes to Financial Statements.
37

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Fund, Inc. are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The primary investment objective of the Value Line Premier Growth Fund, Inc. and The Value Line Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Income and Growth Fund, Inc. is income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return is a secondary objective. The sole investment objective of the Value Line Larger Companies Fund, Inc. is to realize capital growth.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

38

June 30, 2013

●	Level 2 –	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 –	Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ investments in securities as of June 30, 2013:

	Level 1	Level 2	Level 3	Total
Value Line Premier Growth Fund, Inc.
Assets:
Common Stocks	$356,195,588	$—	$—	$356,195,588
Short-Term Investments	—	27,928,998	—	27,928,998
Total	$356,195,588	$27,928,998	$—	$384,124,586

The Value Line Fund, Inc.
Assets:
Common Stocks	$110,903,046	$—	$—	$110,903,046
Short-Term Investments	—	4,664,717	—	4,664,717
Total	$110,903,046	$4,664,717	$—	$115,567,763

Value Line Income and Growth Fund, Inc.
Assets:
Common Stocks	$198,899,809	$—	$—	$198,899,809
Preferred Stocks	126,400	—	—	126,400
Convertible Preferred Stocks	4,272,503	1,019,149	—	5,291,652
U.S.Treasuty Obligations	—	26,000,741	—	26,000,741
Commercial Mortgage-Backed Securities	—	2,138,955	—	2,138,955
Corporate Bonds & Notes	—	20,944,173	—	20,944,173
Convertible Corporate Bonds & Notes	—	12,959,044	—	12,959,044
Foreign Government Obligations	—	728,353	—	728,353
Long-Term Municipal Securities	—	1,150,774	—	1,150,774
U.S.Government Agency Obligations & Government Sponsored Obligations	—	21,034,996	—	21,034,996
Short-Term Investments	—	26,971,757	—	26,971,757
Total	$203,298,712	$112,947,942	$—	$316,246,654

Liabilities:
Call Options Written	$(4,700)	$—	$—	$(4,700)

Value Line Larger Companies Fund, Inc.
Assets:
Common Stocks	$178,651,596	$—	$—	$178,651,596
Short-Term Investments	—	12,316,113	—	12,316,113
Total	$178,651,596	$12,316,113	$—	$190,967,709

39

Notes to Financial Statements (unaudited)

The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the six months ended June 30, 2013 there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedules’ investments by category.

(C) Repurchase Agreements: Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Funds acquire securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. Each Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, under the Master Repurchase Agreement, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

At period end, Value Line Premier Growth Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Fund, Inc., respectively, had investments in repurchase agreements with a gross value of $4,300,000, $18,000,000, and $7,500,000 on the Statements of Assets and Liabilities. The value of each Fund’s related collateral exceeded the value of the repurchase agreements at period end. There were no open repurchase agreements for The Value Line Fund, Inc. at June 28, 2013.

(D) Federal Income Taxes: It is the policy of the Funds to each qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Management has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended December 31, 2009 through December 31, 2012), and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

40

June 30, 2013

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board of Directors. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statement of Operations.

41

Notes to Financial Statements (unaudited)

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the investment adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at the six months ended had been entered into on June 28, 2013.

As of June 28, 2013, the Funds loaned securities which were collateralized by cash. The value of the related collateral exceeded the value of the securities loaned at period end. The value of the securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)
Value Line Premier Growth Fund, Inc.	$23,307,778	$23,919,505	$23,836,432
The Value Line Fund, Inc.	4,597,541	4,722,067	4,697,024
Value Line Income and Growth Fund, Inc.	8,959,061	9,082,060	9,155,213
Value Line Larger Companies Fund, Inc.	4,843,741	4,875,325	4,949,900

(K) Options: The Value Line Income and Growth Fund, Inc.’s investment strategy allows the use of options. The Fund utilizes options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

When the Fund writes a put or call option, an amount equal to the premiums received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security underlying the written option. Additionally, written call options may involve the risk of limited gains.

42

June 30, 2013

The Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

As of June 30, 2013, the Value Line Income and Growth Fund, Inc. engaged in written call option transactions. All open option contracts are included on each Fund’s Schedule of Investments.

The Value Line Income and Growth Fund, Inc.’s written options are collateralized by securities held at the Options Clearing Corporation’s account at the Fund’s custodian. The securities pledged as collateral are included on the Schedule of Investments. Such collateral is restricted from the Fund’s use.

The number of options contracts written and the premiums received by the Value Line Income and Growth Fund, Inc. during the period ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$0
Options written	400	44,887
Options expired/closed	(200)	(24,295)
Options outstanding at June 30, 2013	200	$20,592

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Fund:

		Gain or (Loss) Derivative Recognized in Income
Risk Type	Liability Derivative Gross Amount at Fair Value(a)	Realized Gain(b)	Change in Appreciation(c)
Equity - Written options	$4,700	$24,295	$15,892

Written Options Contracts and Collateral Held by Counterparty as of June 30, 2013:

Counterparty	Gross Amounts of Liabilities Presented in Statement of Assets & Liabilities	Financial Instrument	Collateral Shares Pledged(d)	Net Amount (not less than 0)
Morgan Stanley	$4,700	$0	$4,700	$0

43

Notes to Financial Statements (unaudited)

For the six months ended June 30, 2013, the Fund’s quarterly holdings of written options contracts were as follows:

Quarter Ended	Number of Written Options Contracts Outstanding
March 31, 2013	—
June 30, 2013	200

(a)	Statements of Assets and Liabilities location: Option contracts written, at value
(b)	Statements of Operations location: Net Realized Gain (Loss) from: Written options
(c)	Statements of Operations location: Change in Net Unrealized Appreciation/(Depreciation) of: Written options
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcol-lateralization.

(L) Subsequent Events: Effective August 1, 2013, Value Line Larger Companies Fund, Inc.’s 12b-1 fee will be charged at a rate of 0.15% of the Fund’s average daily net assets after giving effect to a waiver equal to 0.10% of the Fund’s average daily net assets. This waiver is effective through June 30, 2014 and cannot be changed or terminated during this period unless approved by your Fund’s board and principal underwriter, EULAV Securities LLC.

Effective August 1, 2013, The Value Line Fund, Inc.’s 12b-1 fee will be charged at a rate of 0.25% of the Fund’s average daily net assets.

Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

44

June 30, 2013

3. Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Value Line Premier Growth Fund, Inc.
Shares sold	871,464	2,042,295
Shares issued to shareholders in reinvestment of dividends and distributions	—	850,616
Shares redeemed	(1,074,678)	(2,463,509)
Net increase/(decrease)	(203,214)	429,402
Dividends per share from net investment income	$—	$0.0925
Distributions per share from net realized gains	$—	$2.2262

The Value Line Fund, Inc.
Shares sold	111,156	328,898
Shares redeemed	(885,090)	(4,481,149)
Net decrease	(773,934)	(4,152,251)

Value Line Income and Growth Fund, Inc.
Shares sold	895,069	821,795
Shares issued to shareholders in reinvestment of dividends and distributions	185,846	1,657,336
Shares redeemed	(2,200,972)	(5,417,424)
Net decrease	(1,120,057)	(2,938,293)

Dividends per share from net investment income	$0.0578	$0.1303
Distributions per share from net realized gains	$—	$0.3403

Value Line Larger Companies Fund, Inc.
Shares sold	38,047	119,348
Shares issued to shareholders in reinvestment of dividends	8	53,004
Shares redeemed	(720,954)	(1,169,950)
Net decrease	(682,899)	(997,598)

Dividends per share from net investment income	$—	$0.1173

45

Notes to Financial Statements (unaudited)

4. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$17,167,230	$19,618,884	$—	$—
The Value Line Fund, Inc.	2,869,143	11,233,839	—	—
Value Line Income and Growth Fund, Inc.	23,343,725	33,834,552	13,987,729	21,880,674
Value Line Larger Companies Fund, Inc.	10,666,950	28,090,109	—	—

5. Income Taxes

At June 30, 2013, information on the tax components of capital is as follows:

Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation on investments
Value Line Premier Growth Fund, Inc.	$217,125,640	$167,505,299	$(506,353)	$166,998,946
The Value Line Fund, Inc.	73,183,421	42,548,176	(163,834)	42,384,342
Value Line Income and Growth Fund, Inc.	261,521,807	59,163,553	(4,438,706)	54,724,847
Value Line Larger Companies Fund, Inc.	132,653,069	60,332,010	(2,017,370)	58,314,640

6. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Advisory fees of $1,335,977, $387,115, $1,005,032 and $701,433 for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Fund, Inc., respectively, were paid or payable to EULAV Asset Management (the “Adviser”) for the six months ended June 30, 2013. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly for the Value Line Premier Growth Fund, Inc. and Value Line Larger Companies Fund, Inc. and was computed at an annual rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% of the excess thereof, and paid monthly for The Value Line Fund, Inc. and Value Line Income and Growth Fund, Inc. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board of Directors, to act as officers and employees of the Funds and pays their salaries.

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the six months ended June 30, 2013, fees amounting to $445,326, $139,459, $377,120 and $233,811 before fee waivers for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Fund, Inc., respectively, were accrued under this Plan. Effective May 1, 2009, and renewed annually, the Distributor contractually agreed to waive The Value Line Fund, Inc.’s 12b-1 fee. Effective March 1, 2009, and renewed annually, the Distributor contractually agreed to reduce the fee for the Value Line Income and Growth Fund, Inc. by 0.05%. Effective May 1, 2007, and renewed annually, the Distributor contractually agreed to waive Value Line Larger Companies Fund, Inc.’s 12b-1 fee. For the six months ended June 30, 2013, all 12b-1 fees were waived for The Value Line Fund, Inc. and Value Line Larger Companies Fund, Inc. The Value Line Income and Growth Fund, Inc.’s fees waived amounted to $75,424. The Distributor has no right to recoup previously waived amounts.

46

June 30, 2013

Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2013, fees amounting to $48,612, $3,459, $26,885 and $5,771 for the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Fund, Inc., respectively, were paid under the sub TA plan.

Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Funds. At June 30, 2013, the officers and directors of the Value Line Premier Growth Fund, Inc., The Value Line Fund, Inc., Value Line Income and Growth Fund, Inc., and Value Line Larger Companies Fund, Inc. as a group owned 346, 1,072, 2,091 and 560 shares, representing less than 1% of the outstanding shares of each fund respectively.

47

Notes to Financial Statements (unaudited)

7. Other

The Value Line Income and Growth Fund, Inc. received notice that it has been named in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the “Committee”) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout of Tribune, including those made in connection with a 2007 tender offer in which the Fund participated. The complaint alleges no misconduct by the Fund, and management intends to vigorously defend any lawsuit. The value of the proceeds received by the Fund is $490,522 (less than 1% of net assets) and the Fund could incur legal expenses from defending this lawsuit. A Defendants’ Executive Committee consisting of counsel for many of the shareholder defendants with the most at issue has filed a motion to dismiss all the complaints. Under a Case Management Order issued by the court, that motion is deemed filed on behalf of all defendants including the Fund. Management is currently assessing the case and has not yet determined the effect, if any, on the Fund’s net assets and results of operations.

48

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

			Value Line Premier Growth Fund, Inc.
	Six Months Ended June 30, 2013 (unaudited)
			Years Ended December 31,
			2012	2011	2010		2009	2008
Net asset value, beginning of period	$28.84		$26.48	$26.82	$22.07		$16.69	$29.38
Income from investment operations:
Net investment income/(loss)	0.02		0.09	(0.08)	(0.01	)(1)	0.02	0.01
Net gains or (losses) on securities (both realized and unrealized)	2.60		4.59	1.30	4.79		5.37	(11.85)
Total from investment operations	2.62		4.68	1.22	4.78		5.39	(11.84)

Less distributions:
Dividends from net investment income	—		(0.09)	—	(0.03)		(0.01)	—
Distributions from net realized gains	—		(2.23)	(1.56)	—		—	(0.85)
Total distributions	—		(2.32)	(1.56)	(0.03)		(0.01)	(0.85)
Net asset value, end of period	$31.46		$28.84	$26.48	$26.82		$22.07	$16.69
Total return	9.08	%(2)	17.80%	4.59%	21.66%		32.29%	(40.13)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$361,724		$337,436	$298,428	$311,829		$347,938	$312,591
Ratio of expenses to average net assets(3)	1.22	%(4)	1.25%	1.24%	1.23	%(5)	1.22%	1.16%
Ratio of net investment income/(loss) to average net assets	0.11	%(4)	0.28%	(0.28)%	(0.02)%		0.11%	0.03%
Portfolio turnover rate	5	%(2)	15%	20%	16%		8%	18%

(1)	Based on average shares outstanding.
(2)	Not annualized.
(3)	Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets, net of custody credits, would have been unchanged for the periods shown.
(4)	Annualized.
(5)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund. The ratio of expenses to average net assets net of the reimbursement by Value Line, Inc. and net of custody credits would have been 1.19% for the year ended December 31, 2010.

49

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

			The Value Line Fund, Inc.
	Six Months Ended June 30, 2013 (unaudited)
			Years Ended December 31,
			2012	2011		2010		2009	2008
Net asset value, beginning of period	$10.36		$9.04	$8.55		$6.81		$6.22	$12.83
Income from investment operations:
Net investment income/(loss)	0.01		0.05	(0.00	)(1)	0.00	(1)	(0.01)	(0.03)
Net gains or (losses) on securities (both realized and unrealized)	1.11		1.27	0.49		1.74		0.60	(6.30)
Total from investment operations	1.12		1.32	0.49		1.74		0.59	(6.33)

Less distributions:
Dividends from net investment income	—		—	(0.00	)(1)	—		—	—
Distributions from net realized gains	—		—	—		—		—	(0.28)
Total distributions	—		—	(0.00	)(1)	—		—	(0.28)
Net asset value, end of period	$11.48		$10.36	$9.04		$8.55		$6.81	$6.22
Total return	10.81	%(2)	14.60%	5.75%		25.55%		9.49%	(49.28)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)(3)	$112,838		$109,798	$133,336		$104,200		$92,680	$93,099
Ratio of expenses to average net assets(6)	1.27	%(4)	1.28%	1.29%		1.31	%(5)	1.36%	1.17%
Ratio of expenses to average net assets	1.02	%(4)	1.03%	0.94%		0.91	%(7)	1.04%	0.92%
Ratio of net investment income/(loss) to average net assets	0.16	%(4)	0.46%	(0.02)%		0.02%		(0.22)%	(0.26)%
Portfolio turnover rate	3	%(2)	6%	18%		27%		122%	273%

(1)	Amount is less than $.01 per share.
(2)	Not annualized.
(3)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of the advisory fees by the Adviser and the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers would have been unchanged for the periods shown.

(4)	Annualized.
(5)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(6)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the advisory fee by the Adviser and the service and distribution plan fees by the Distributor.
(7)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

50

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

			Value Line Income and Growth Fund, Inc.
	Six Months Ended June 30, 2013 (unaudited)
			Years Ended December 31,
			2012	2011	2010		2009	2008
Net asset value, beginning of period	$8.67		$8.27	$8.46	$7.75		$6.39	$8.45

Income from investment operations:
Net investment income	0.06		0.13	0.11	0.10		0.10	0.14
Net gains or (losses) on securities (both realized and unrealized)	0.64		0.74	(0.19)	0.71		1.36	(1.94)
Total from investment operations	0.70		0.87	(0.08)	0.81		1.46	(1.80)

Less distributions:
Dividends from net investment income	(0.06)		(0.13)	(0.11)	(0.10)		(0.10)	(0.15)
Distributions from net realized gains	—		(0.34)	—	—		—	(0.03)
Return of capital	—		—	—	—		—	(0.08)
Total distributions	(0.06)		(0.47)	(0.11)	(0.10)		(0.10)	(0.26)
Net asset value, end of period	$9.31		$8.67	$8.27	$8.46		$7.75	$6.39
Total return	8.05	%(1)	10.62%	(0.90)%	10.55%		23.07%	(21.52)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$307,206		$295,705	$306,227	$332,695		$340,210	$307,748
Ratio of expenses to average net assets(2)	1.15	%(3)	1.19%	1.20%	1.14	%(4)	1.13%	1.10%
Ratio of expenses to average net assets(5)	1.10	%(3)	1.14%	1.15%	1.05	%(6)	1.09%	1.09%
Ratio of net investment income to average net assets	1.32	%(3)	1.48%	1.25%	1.22%		1.49%	1.87%
Portfolio turnover rate	13	%(1)	31%	57%	46%		56%	86%

(1)	Not annualized.
(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers, would have been 1.09% for the year ended December 31, 2008 and would have been unchanged for the other periods shown.

(3)	Annualized.
(4)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(5)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor.
(6)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

51

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

			Value Line Larger Companies Fund, Inc.
	Six Months Ended June 30, 2013 (unaudited)
			Years Ended December 31,
			2012	2011	2010		2009	2008
Net asset value, beginning of period	$19.78		$17.34	$17.47	$15.40		$13.18	$21.63

Income from investment operations:
Net investment income	0.08		0.16	0.12	0.09		0.10	0.09
Net gains or (losses) on securities (both realized and unrealized)	1.72		2.40	(0.17)	2.08		2.22	(8.34)
Total from investment operations	1.80		2.56	(0.05)	2.17		2.32	(8.25)

Less distributions:
Dividends from net investment income	—		(0.12)	(0.08)	(0.10)		(0.10)	(0.03)
Distributions from net realized gains	—		—	—	—		—	(0.17)
Total distributions	—		(0.12)	(0.08)	(0.10)		(0.10)	(0.20)
Net asset value, end of period	$21.58		$19.78	$17.34	$17.47		$15.40	$13.18
Total return	9.10	%(1)	14.82%	(0.27)%	14.09%		17.62%	(38.12)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$186,331		$184,243	$178,783	$199,524		$202,454	$191,950
Ratio of expenses to average net assets(2)	1.24	%(3)	1.27%	1.25%	1.21	%(4)	1.26%	1.18%
Ratio of expenses to average net assets(5)	1.00	%(3)	1.02%	1.00%	0.92	%(6)	1.01%	0.93%
Ratio of net investment income to average net assets	0.60	%(3)	0.72%	0.60%	0.44%		0.62%	0.53%
Portfolio turnover rate	6	%(1)	17%	30%	153%		157%	157%

(1)	Not annualized.
(2)
Ratio reflects expenses grossed up for the custody credit arrangement and grossed up for the waiver of the service and distribution plan fees by the Distributor. The ratio of expenses to average net assets net of custody credits but exclusive of the fee waivers, would have been 1.17% for the year ended December 31, 2008 and would not have changed for the other periods shown.

(3)	Annualized.
(4)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.
(5)	Ratio reflects expenses net of the service and distribution fees by the Distributor, but exclusive of the custody credit arrangement.
(6)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

52

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENTS
FOR THE VALUE LINE FUND, INC., VALUE LINE INCOME AND GROWTH FUND, INC.,
VALUE LINE LARGER COMPANIES FUND, INC., AND VALUE LINE PREMIER GROWTH FUND, INC.

The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of The Value Line Fund, Inc. (“Value Line Fund”), Value Line Income and Growth Fund, Inc. (“Income & Growth Fund”), Value Line Larger Companies Fund, Inc. (“Larger Companies Fund”) and Value Line Premier Growth Fund, Inc. (“Premier Growth Fund”) (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management.1

In considering whether the continuance of the Agreement was in the best interests of each Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the investment performance of the Fund, including comparisons to a peer group of funds representing its Performance Universe (as defined below), and its benchmark index, both as classified and prepared by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) purchases and redemptions of the Fund’s shares; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including the Distributor); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each of the Agreements. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) the Fund’s management fee, transfer agent, sub-transfer agent and custodian fees, Rule 12b-1 fee, and other non-management expenses, to those incurred by a peer group of funds representing its Expense Group (as defined below), and a peer group of funds representing its Expense Universe (as defined below); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1 For periods prior to December 23, 2010, the term “Adviser” means the Adviser’s predecessor entities that previously served as the Fund’s adviser, EULAV Asset Management, LLC and Value Line, Inc. (“VLI”).  Likewise, for periods prior to December 23, 2010, the term “Distributor” refers to the predecessor entities of the Fund’s current distributor, EULAV Securities LLC (the “Distributor”), which included EULAV Securities, Inc. and Value Line Securities, Inc.

53

Value Line Fund. The Performance Universe for Value Line Fund consists of the Fund and all retail and institutional multi-cap growth funds, regardless of asset size or primary channel of distribution. The Expense Group for Value Line Fund consists of the Fund and 16 other retail no-load multi-cap growth funds (excluding outliers), as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load multi-cap growth funds (excluding outliers), as selected objectively by Lipper.

Income & Growth Fund. The Performance Universe for Income & Growth Fund consists of the Fund and all retail and institutional mixed-asset target allocation moderate funds, regardless of asset size or primary channel of distribution. The Expense Group for Income & Growth Fund consists of the Fund and three other retail no-load mixed-asset target allocation moderate funds and eight retail no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load mixed-asset target allocation moderate funds and retail no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper.

Larger Companies Fund. The Performance Universe for Larger Companies Fund consists of the Fund and all retail and institutional large-cap growth funds, regardless of asset size or primary channel of distribution. The Expense Group for Larger Companies Fund consists of the Fund and 15 other retail no-load large-cap growth funds (excluding outliers), as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load large-cap growth funds (excluding outliers), as selected objectively by Lipper.

Premier Growth Fund. The Performance Universe for Premier Growth Fund consists of the Fund and all retail and institutional multi-cap growth funds, regardless of asset size or primary channel of distribution. The Expense Group for Premier Growth Fund consists of the Fund and 13 other retail no-load multi-cap growth funds (excluding outliers), as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load multi-cap growth funds (excluding outliers), as selected objectively by Lipper.

In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed each Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index.

54

Value Line Fund. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year and three-year periods ended March 31, 2013. The Board also noted that the Fund’s performance for the five-year and ten-year periods ended March 31, 2013 was below the performance of the Performance Universe average and the Lipper Index.

Income & Growth Fund. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year, five-year and ten-year periods ended March 31, 2013. The Board also noted that the Fund’s performance for the three-year period ended March 31, 2013 was below the performance of the Performance Universe average and the Lipper Index.

Larger Companies Fund. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year and three-year periods ended March 31, 2013. The Board also noted that the Fund’s performance for the five-year and ten-year periods ended March 31, 2013 was below the performance of the Performance Universe average and the Lipper Index.

Premier Growth Fund. The Board noted that the Fund outperformed the Performance Universe average and the Lipper Index for the one-year, three-year, five-year, and ten-year periods ended March 31, 2013.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee. The Board considered the Adviser’s management fee under each of the Agreements relative to the management fee applicable to the funds in each Fund’s Expense Group and Expense Universe averages, both before and after applicable fee waivers. The Board noted that the Adviser bears the costs of providing fund accounting services for each of the Funds as part of the management fee. The Board was informed that the management fee rates for funds in the Expense Groups and Expense Universes most likely did not include the provision of fund accounting services and, if it did, each of the Fund’s management fee rates would have compared more favorably. After a review of the information set forth below, the Board concluded that each of the Fund’s management fee rates was satisfactory for the purpose of approving continuance of each Fund’s Agreement.

55

Value Line Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was slightly lower than that of the Expense Group average. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was slightly lower than that of the Expense Group median and higher than that of the Expense Universe median.

Income & Growth Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was higher than that of the Expense Group average. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median and approximately the same as that of the Expense Universe median.

Larger Companies. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was higher than that of the Expense Group average. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was higher than that of the Expense Group median and the Expense Universe median.

Premier Growth Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was higher than that of the Expense Group average. After giving effect to applicable fee waivers, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was the same as that of the Expense Group median and higher than that of the Expense Universe median.

Expenses. The Board also considered each Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. After a review of the information set forth below, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.

Value Line Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group median and the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Board also noted that the Fund’s expense ratio will be higher as a result of its agreement with the Distributor to terminate the existing contractual waiver of the Fund’s Rule 12b-1 fee effective August 1, 2013, permitting the Fund to pay a Rule 12b-1 fee at the rate of 0.25% of the Fund’s average daily net assets.

Income & Growth Fund. The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of a portion of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2014. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0.20% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Expense Group median and the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.

56

Larger Companies Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group median and slightly lower than that of the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe. The Distributor and the Board agreed to change and extend the period of the existing contractual waiver of the Fund’s Rule 12b-1 fee for another one-year period ending June 30, 2014. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board also noted that the Fund’s expense ratio will be higher as a result of the change in the waiver rate.

Premier Growth Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Expense Group median and the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with each of the Funds, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that the Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.

57

Economies of Scale.

Value Line Fund. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the first $100 million of the Fund’s average daily net assets are subject to a fee of 0.70% and any additional assets are subject to a fee of 0.65%. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more break points to the fee structure was not currently necessary.

Income & Growth Fund. The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the first $100 million of the Fund’s average daily net assets are subject to a fee of 0.70% and any additional assets are subject to a fee of 0.65%. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more break points to the fee structure was not currently necessary

Larger Companies Fund; Premier Growth Fund. The Board considered that, given the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser. The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreements and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a management fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

58

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

59

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to taxable and tax-exempt fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1986 — Value Line Core Bond Fund** seeks to maximize current income.

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Small Cap Opportunities Fund*** invests in U.S. common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.
**	Formerly known as the Value Line Aggressive Income Trust.
***	Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

60

Item 5.  Audit Committee of Listed Registrants

 Not Applicable.

Item 6.  Investments

 Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

 Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

 Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

 Not Applicable

Item 10.  Submission of Matters to a Vote of Security Holders

 Not Applicable

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 9, 2013